                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 THE SARATOGA ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                [LOGO OF SARATOGA ADVANTAGE TRUST APPEARS HERE]
                          THE SARATOGA ADVANTAGE TRUST
                           TWO WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10080


Dear Shareholder:


    Enclosed is a proxy statement for a special meeting of shareholders of the Saratoga Advantage Trust (the "Trust") to be held at 10:00 a.m. on April 10, 1997.



    This special meeting has been called to seek shareholder approval for a new management agreement between the Trust, on behalf of each Portfolio, and Saratoga Capital Management, the Manager of the Trust. It also seeks shareholder approval for new investment advisory agreements between the Manager and each of the Portfolios' advisors. The Board of Trustees of the Trust has, by majority, approved the proposed agreements because it believes they are in shareholders' best interests and in the best interests of the Trust. As such, the Board of Trustees recommends that you vote in favor of each of the proposals contained in the proxy statement. Please be assured that approval by you will not increase any of the fees that you pay.


    The enclosed Question and Answer Summary is intended to provide shareholders with an overview of this proxy process. Please read it and the other enclosed documents carefully. It is important that we receive your vote as soon as possible. We have made arrangements for you to vote your proxy in two convenient ways:


    VOTING BY PHONE: Just dial 1-800-758-5378 and vote anytime between 9 a.m. and 9 p.m. (EST).



    VOTING BY MAIL: Simply return the proxy card in the enclosed postage-paid envelope.



    If you have further questions about your proxy, please contact Scott Kane, Managing Director of Saratoga Capital Management at 1-800-807-FUND. Thank you.


Sincerely,


/s/ Bruce E. Ventimiglia


Bruce E. Ventimiglia
President

                          QUESTION AND ANSWER SUMMARY

A SUMMARY OF THE TRANSACTION

    Saratoga Capital Management, the Manager of the Saratoga Advantage Trust (the "Trust"), is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Oppenheimer Capital. Oppenheimer Capital has agreed to transfer its interest in Saratoga Capital Management to two new partners who will provide Saratoga Capital Management with financial resources. Shareholders will note that Oppenheimer Capital intends to continue in its role as Advisor to the Saratoga Large Capitalization Value Portfolio and the Saratoga Municipal Bond Portfolio.

WHAT SHAREHOLDERS ARE BEING ASKED TO DO

    Upon the transfer of Oppenheimer Capital's interest in Saratoga Capital Management, as described above, the Trust's present management and advisory agreements will terminate automatically as a matter of law. SHAREHOLDERS ARE BEING ASKED TO APPROVE THE FOLLOWING:

    1. A new management agreement between the Trust, on behalf of each Portfolio, and Saratoga Capital Management, the Manager of the Trust. THE NEW AGREEMENT WOULD BE IDENTICAL TO THE AGREEMENT CURRENTLY IN PLACE.


    2. New investment advisory agreements between the Manager and each of the Portfolios' advisors. THE TERMS OF THESE AGREEMENTS WOULD BE IDENTICAL TO THOSE CURRENTLY IN PLACE. The advisors that currently serve each of the Portfolios by making investment decisions will continue to serve their respective Portfolios, with the exception of the Small Capitalization Portfolio for which a new proposed advisor has been selected by the Manager and approved by the Board of Trustees of the Trust.


WILL THIS CHANGE INCREASE ANY OF THE FEES THAT I PAY?

    No. Fees will not change.

WHO PAYS FOR THE EXPENSE OF THIS PROXY PROCESS?

    There is no charge to shareholders. Saratoga Capital Management will pay for all expenses associated with the proxy voting process.

IF SHAREHOLDERS APPROVE THESE PROPOSALS, WHEN WILL THEY BECOME EFFECTIVE?

    The new agreements will become effective the day following shareholder approval of the new agreements.

HOW DO I VOTE MY PROXY?

    It is important that we receive your vote as soon as possible. We have made arrangements for you to vote your proxy in two convenient ways. Please select the method you prefer and vote today!


    VOTING BY PHONE: Just dial 1-800-758-5378 and vote anytime between 9 a.m. and 9 p.m. (EST).



    VOTING BY MAIL: Simply return the proxy card in the enclosed postage-paid envelope.


WHEN AND WHERE WILL THE SPECIAL SHAREHOLDER MEETING TAKE PLACE?


    The shareholder meeting will take place at 10:00 a.m. on April 10, 1997 at Two World Financial Center, New York, New York 10080. Please phone in your vote or return your completed proxy card by mail as soon as possible, regardless of whether you plan to attend the meeting.

                          THE SARATOGA ADVANTAGE TRUST
                           TWO WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10080


                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 10, 1997

                             ---------------------

TO THE SHAREHOLDERS OF THE SARATOGA ADVANTAGE TRUST

  U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  MUNICIPAL BOND PORTFOLIO

  INVESTMENT QUALITY BOND PORTFOLIO

  LARGE CAPITALIZATION VALUE PORTFOLIO

  LARGE CAPITALIZATION GROWTH PORTFOLIO

  SMALL CAPITALIZATION PORTFOLIO

  INTERNATIONAL EQUITY PORTFOLIO


    A special meeting (the "Meeting") of shareholders of each of the above-referenced portfolios (each, a "Portfolio" and collectively, the "Portfolios"), being the seven Portfolios of The Saratoga Advantage Trust (the "Trust") will be held at Two World Financial Center, New York, New York 10080, on April 10, 1997 at 10:00 a.m. local time. The purpose of the Meeting is to consider the following proposals:


    I.A. To approve a new management agreement between the Trust, on behalf of each Portfolio, and Saratoga Capital Management (the "Manager").

    I.B. To approve a new advisory agreement between the Manager and Sterling
       Capital Management Company.

       (TO BE VOTED ON BY SHAREHOLDERS OF U.S. GOVERNMENT MONEY MARKET PORTFOLIO
       ONLY)

    I.C. To approve a new advisory agreement between the Manager and OpCap
       Advisors.

          (TO BE VOTED ON BY SHAREHOLDERS OF MUNICIPAL BOND PORTFOLIO ONLY)

    I.D. To approve a new advisory agreement between the Manager and Fox Asset
       Management, Inc.

            (TO BE VOTED ON BY SHAREHOLDERS OF INVESTMENT QUALITY BOND PORTFOLIO
       ONLY)

    I.E. To approve a new advisory agreement between the Manager and OpCap
       Advisors.

         (TO BE VOTED ON BY SHAREHOLDERS OF LARGE CAPITALIZATION VALUE PORTFOLIO
       ONLY)

    I.F. To approve a new advisory agreement between the Manager and Harris
       Bretall Sullivan & Smith, Inc.

        (TO BE VOTED ON BY SHAREHOLDERS OF LARGE CAPITALIZATION GROWTH PORTFOLIO
       ONLY)

    I.G. To approve a new advisory agreement between the Manager and Thorsell, Parker Partners, Inc.

       (TO BE VOTED ON BY SHAREHOLDERS OF SMALL CAPITALIZATION PORTFOLIO ONLY)

    I.H. To approve a new advisory agreement between the Manager and Ivory &
       Sime International, Inc. and a related investment sub-advisory agreement between Ivory & Sime International, Inc. and Ivory & Sime plc.

       (TO BE VOTED ON BY SHAREHOLDERS OF INTERNATIONAL EQUITY PORTFOLIO ONLY)

    II. To elect four trustees of the Trust.

    III. To ratify or reject the selection of KPMG Peat Marwick LLP as independent accountants for the Trust for the fiscal year ending August 31, 1997.

    IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

    PROPOSALS I.A., II. AND III. APPLY TO ALL SHAREHOLDERS. Proposals I.B., I.C., I.D., I.E., I.F., I.G. and I.H. apply to shareholders of each Portfolio separately, as indicated above.

    The attached Proxy Statement describes the above proposals in detail and is being sent to shareholders of record of the Trust as of the close of business on February 27,1997, who are the shareholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Trustees,


                                          /s/ Bruce E. Ventimiglia

                                          Bruce E. Ventimiglia

                                          PRESIDENT


March 20, 1997


                                   IMPORTANT


A MAJORITY OF YOUR BOARD OF TRUSTEES URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL THAT APPLIES TO YOU BY CALLING 1-800-758-5378 OR BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. FOR SHAREHOLDERS WHO CHOOSE TO VOTE BY MAIL, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          THE SARATOGA ADVANTAGE TRUST
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 1997
                                PROXY STATEMENT



    This proxy statement is furnished in connection with the solicitation of proxies by the board of trustees (the "Board" or the "Trustees") of The Saratoga Advantage Trust (the "Trust"), a Delaware business trust, from holders (the "Shareholders") of shares of beneficial interest of the Trust, no par value (the "Shares") to be voted at a special meeting of Shareholders (the "Meeting") to be held at Two World Financial Center, New York, New York 10080, on April 10, 1997 at 10:00 a.m. local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Trust has outstanding one class of Shares that is currently issued in the following seven separate series: U.S. Government Money Market Portfolio, Municipal Bond Portfolio, Investment Quality Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios"). This proxy statement and the accompanying form of proxy will first be sent to Shareholders on or about March 22, 1997. THE TRUST'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE TRUST FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM SCOTT KANE, VICE PRESIDENT OF THE TRUST, AT TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10080 (TELEPHONE NUMBER 1-800-807-3863) (BEGINNING APRIL 10, 1997, THE ADDRESS OF THE TRUST WILL BE 33 MAIDEN LANE, NEW YORK, NEW YORK 10038).



    The primary purpose of the Meeting is to allow Shareholders to consider new management and advisory agreements for the Portfolios. As explained in more detail below, the existing management and advisory agreements for the Portfolios will terminate automatically by operation of law, upon the consummation of the proposed acquisition (the "Transaction") by Messrs. John Schiavi and Ronald J. Goguen of Oppenheimer Capital's interest in Saratoga Capital Management (the "Manager"). Shareholders are not being asked to approve the Transaction; rather, they are being asked to continue the existing investment advisory relationships for the Portfolios under new contracts which would take effect at the time of the consummation of the Transaction (other than for Small Capitalization Portfolio). With respect to the Small Capitalization Portfolio only, Shareholders are being asked to approve an advisory agreement pursuant to which the Manager would retain a new investment adviser for the Portfolio. If approved by Shareholders of the Small Capitalization Portfolio, such new agreement also will take effect upon the consummation of the Transaction. Consummation of the Transaction is conditioned upon, among other things, Shareholder approval of the new management and advisory contracts. The Transaction and the terms of the new management and advisory agreements are discussed below.


    THE PROPOSED MANAGEMENT AND ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRESENT AGREEMENTS OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES AND IN THE CASE OF THE ADVISORY AGREEMENT APPLICABLE TO SMALL CAPITALIZATION PORTFOLIO, THE IDENTITY OF THE INVESTMENT ADVISER.

    Therefore:

    (1) All Shareholders are being asked to approve a new management agreement (the "Proposed Management Agreement") between the Trust and the Manager to replace the existing agreement between the Trust and the Manager (the "Existing Management Agreement").

    (2) Shareholders of each Portfolio are being asked to approve a new advisory agreement between the Manager and the existing adviser to that Portfolio (other than the new advisory agreement for Small Capitalization Portfolio, under which Thorsell, Parker Partners, Inc. will become the new adviser) (each, an "Advisor", and collectively, the "Advisors") and, with respect to the International Equity Portfolio only, a related investment sub-advisory agreement (the "Sub-Advisory Agreement") between one Advisor, Ivory & Sime International, Inc. ("ISI"), and Ivory & Sime plc (the "Sub-Advisor") (collectively, the "Proposed Advisory Agreements") to replace the existing agreement between each Advisor and the Manager and, with respect to the International Equity Portfolio only, the existing sub-advisory agreement between the Sub-Advisor and ISI (collectively, the "Existing Advisory Agreements"), as follows:

        a) a new agreement between the Manager and Sterling Capital Management Company ("Sterling") (for Shareholders of U.S. Government Money Market Portfolio only).

        b) a new agreement between the Manager and Fox Asset Management, Inc. ("Fox") (for Shareholders of Investment Quality Bond Portfolio only).

        c) new agreements between the Manager and OpCap Advisors ("OpCap") (for Shareholders of each of Municipal Bond Portfolio and Large Capitalization Value Portfolio only).

        d) a new agreement between the Manager and Harris Bretall Sullivan & Smith, Inc. ("Harris Bretall") (for Shareholders of Large Capitalization Growth Portfolio only).

        e) a new agreement between the Manager and ISI and the related Sub-Advisory Agreement between ISI and the Sub-Advisor (for Shareholders of International Equity Portfolio only).

        f) a new agreement between the Manager and Thorsell, Parker Partners, Inc. ("Thorsell") (for Shareholders of Small Capitalization Portfolio only).

    Elsewhere in this proxy statement, the Proposed Management Agreement and the Proposed Advisory Agreements are together referred to as the "Proposed Agreements", and the Existing Management Agreement and the Existing Advisory Agreements are together referred to as the "Existing Agreements".

    A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions marked thereon. As to a proposal for which no instructions are given, such proxy will be voted in favor of such proposal. A Shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Trust a written notice revoking the proxy, by executing a proxy dated subsequent to the date of a previously executed proxy, or by attending and voting at the Meeting.


    The Board has fixed the close of business on February 27, 1997, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders on that date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote.

    The table below sets forth each proposal and those Shareholders who are entitled to vote for each such proposal.

     PORTFOLIO        PROPOSAL I.A.  PROPOSAL I.B.  PROPOSAL I.C.  PROPOSAL I.D.  PROPOSAL I.E.  PROPOSAL I.F.  PROPOSAL I.G.
U.S. Government
  Money Market
  Portfolio                     X              X
Municipal Bond
  Portfolio                     X                             X
Investment Quality
  Bond Portfolio                X                                            X
Large Capitalization
  Value Portfolio               X                                                           X
Large Capitalization
  Growth Portfolio              X                                                                          X
Small Capitalization
  Portfolio                     X                                                                                         X
International Equity
  Portfolio                     X

     PORTFOLIO        PROPOSAL I.H.  PROPOSAL II.   PROPOSAL III.
U.S. Government
  Money Market
  Portfolio                                    X              X
Municipal Bond
  Portfolio                                    X              X
Investment Quality
  Bond Portfolio                               X              X
Large Capitalization
  Value Portfolio                              X              X
Large Capitalization
  Growth Portfolio                             X              X
Small Capitalization
  Portfolio                                    X              X
International Equity
  Portfolio                     X              X              X



    As of the close of business on the Record Date, the Trust had 36,706,686 Shares outstanding, allocated to the Portfolios as follows:



                                  NO. OF SHARES OUTSTANDING
          PORTFOLIO                     ON RECORD DATE
U.S. Government Money Market
  Portfolio                               27,267,556

Municipal Bond Portfolio                     665,277

Investment Quality Bond
  Portfolio                                2,112,672

Large Capitalization Value
  Portfolio                                1,527,226

Large Capitalization Growth
  Portfolio                                2,498,333

Small Capitalization Portfolio             1,831,444

International Equity Portfolio               814,178

    As of the Record Date, the following Shareholders held, as beneficial owners, 5% or more of the Shares of the respective Portfolios listed below:


                                                                                                      PERCENTAGE
                                          NAME AND ADDRESS                 AMOUNT AND NATURE              OF
           PORTFOLIO                       OF SHAREHOLDER               OF BENEFICIAL OWNERSHIP        PORTFOLIO
--------------------------------  --------------------------------  --------------------------------  -----------
Small Capitalization Portfolio    American Medical Association               764,102.09(1)                   42%
                                  Pension Trust
                                  515 North State Street
                                  Chicago, IL 60610-4320


------------------------


(1)   Shareholder has sole voting and investment power with regard to listed
    Shares.



    To the knowledge of the Board, no other person owned beneficially on that date as much as 5% of the outstanding Shares of any Portfolio.



    As of the Record Date, the following Directors and Officers held, as beneficial owners, Shares of the respective Portfolios listed below:



                                                                                                         PERCENT
                                              NAME OF                      AMOUNT AND NATURE                OF
           PORTFOLIO                      BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP         PORTFOLIO
--------------------------------  --------------------------------  --------------------------------  --------------
U.S. Government Money Market      Bruce E. Ventimiglia                            344,798(1)                 1.3%
Portfolio


------------------------


(1)   Shareholder has sole voting and investment power with regard to listed
    Shares.



    To the knowledge of the Board, no other Officer or Director owned beneficially on that date 1% or more of the Shares of any Portfolio.


    In the event that the applicable quorum (the presence in person or by proxy of the holders of thirty percent (30%) of the Shares outstanding and entitled to vote on a matter) has not been obtained, or in the event that insufficient Shares for approval are represented at the Meeting in which a quorum is present, an adjournment or adjournments of the Meeting may be sought by the persons named as proxies. Any adjournment would require the affirmative vote of the holders of a majority of the Shares present at the Meeting (or any adjournment thereof) in person or by proxy and entitled to vote on the matter subject to the adjournment. The persons named as proxies will vote all shares represented by proxies which they are entitled to vote in favor of the proposals in favor of an adjournment and will vote all Shares required to be voted against the proposals against an adjournment.

    Abstentions will be included for purposes of determining whether a quorum is present at the Meeting and for purposes of calculating the vote but shall not be deemed to have been voted in favor of such matters. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be deemed to be represented at the Meeting for purposes of calculating whether matters to be voted upon at the Meeting have been approved.

    It is anticipated that proxy solicitation will be made by mail and telephone. Arrangements have been made for Shareholders to vote by either mail or telephone. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy material to beneficial owners. In addition, arrangements have been made with D.F. King & Co., Inc. an independent shareholder communication firm, to assist in the solicitation of proxies. D. F. King & Co., Inc. may call Shareholders to ask if they would like to have their votes recorded by telephone. A telephone voting procedure has been designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The expenses of the solicitation (estimated to be $7,775) and meeting will be borne by Saratoga Capital Management.

                                  PROPOSAL I.

I.A.                      APPROVAL OF A PROPOSED MANAGEMENT AGREEMENT
                          BETWEEN THE TRUST AND THE MANAGER

I.B., I.C., I.D., I.E.,   APPROVAL OF PROPOSED ADVISORY AGREEMENTS
I.F., I.G. AND I.H.       BETWEEN THE MANAGER AND EACH OF THE ADVISORS
                          AND FOR INTERNATIONAL EQUITY PORTFOLIO,
                          BETWEEN THE ADVISOR AND THE SUB-ADVISOR
                          (THIS PROPOSAL APPLIES TO SHAREHOLDERS
                          OF EACH PORTFOLIO SEPARATELY AS INDICATED ABOVE)

BACKGROUND

    The Manager serves as manager to the Trust pursuant to the Existing Management Agreement and, in turn, the Manager has entered into an Existing Advisory Agreement with each Advisor selected for the Portfolios. Pursuant to the Existing Management Agreement, the Manager, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the operations of the Trust and reviews the performance of each Advisor, and makes recommendations to the Trustees with respect to the retention and renewals of the Existing Advisory Agreements. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, distributor, custodian, transfer agent and administrator. Subject to the supervision and direction of the Manager, and ultimately, the Trustees, each Advisor manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.


    The Manager is a Delaware general partnership which is owned by certain executives of the Manager (the "Individual Partners") and by Oppenheimer Capital. Oppenheimer Capital, which is also the parent of OpCap, has been a registered investment adviser since 1968, with total assets under management of approximately $48.2 billion on December 31, 1996. Oppenheimer Financial Corp., a holding company, is a general partner of the Sub-Adviser. Oppenheimer Financial Corp. also holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisers L.P., a registered investment adviser with $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Oppenheimer Financial Corp. pursuant to which PIMCO Advisers L.P. and its affiliate, Thomson Advisory Group, Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, the general partnership interest in OpCap Advisors, and the 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The proposed Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities including the Internal Revenue Service and consents of clients, which are expected to take up to six months to obtain.


    The Individual Partners engaged in discussions with two individuals otherwise unrelated to the Manager and the Trust, Mr. Ronald J. Goguen, Major Drilling Group International Inc., 111 St. George

Street - Suite 200, Moncton, New Brunswick, Canada EIC 177 and Mr. John Schiavi, Schiavi Enterprises, 995 Main Street, Oxford, Maine 04270 (the "Purchasers"), regarding a potential purchase of Oppenheimer Capital's interest in the Manager by the Purchasers.


    Mr. Goguen, a Canadian citizen, is a business entrepreneur and investor. He is a stockholder, director and/or officer of a number of Canadian and U.S. companies. In particular, Mr. Goguen is Director, President, Chief Executive Officer and principal stockholder of Major Drilling Group International Inc. ("Major Drilling"), a Canadian-based contract drilling company whose shares are traded on the Toronto Stock Exchange. As of December 31, 1996, Mr. Goguen owned directly or indirectly 37% of the outstanding shares of Major Drilling. Major Drilling is primarily a contract drilling company with operations in Canada, the U.S., Central and South America. Revenues for the fiscal year ended April 30, 1996, were over 52 million Canadian dollars and net earnings were approximately 4 million Canadian dollars. As of February 13, 1997, the exchange rate for Canadian dollars was approximately 0.74 U.S. dollars per Canadian dollar.



    Mr. Schiavi is also a business entrepreneur and investor. He is President and Chief Executive Officer of a holding company which owns commercial construction companies, manufactured housing and health care entities. Mr. Schiavi is also a director and directly owns 8.6% of Major Drilling.


    The Purchasers were provided with information and materials prepared by the Individual Partners, including a detailed business plan consisting of, among other things, a description of the Manager's business, projected budgets and other financial analyses and the Purchasers relied exclusively on information, materials and representations by the Individual Partners in their considerations regarding the Manager and the Trust and their decision to purchase Oppenheimer Capital's interest in the Manager.


    Oppenheimer Capital, the Individual Partners and the Purchasers have executed a letter of intent and related documents (the "Transaction Documents") to effect the Transaction, I.E., the purchase by the Purchasers of Oppenheimer Capital's interest in the Manager. To date, Oppenheimer Capital has provided the Manager with $5,889,145. The Purchasers will make initial capital contributions to the Manager in the following manner: (a) $2.6 million in year one ($1.3 million in cash will be placed in escrow and an additional $1.3 million will be guaranteed by an irrevocable letter of credit); (b) $2.6 million in year two and $1 million in year three, each of which is unsecured. Pursuant to the Transaction Documents, effective as of January 1, 1997, Oppenheimer Capital will no longer provide additional funding to the Manager, but will continue to provide administrative and distribution services to the Trust at no charge until the date on which the Transaction is consummated (the "Closing Date"). The Purchasers have agreed to provide any additional funding required by the Manager for operations in the interim period from January 1, 1997 through the Closing Date of the transaction.



    The Transaction will be consummated only if Shareholders approve the Proposed Agreements. If the Transaction is not consummated, the Existing Agreements will remain in effect and the Board will consider what, if any, alternative actions are appropriate. If the Proposed Agreements are approved and the Transaction is thereafter consummated, the Proposed Agreements will be executed and become effective on the day after such approval or disapproval. In the event (i) the Proposed Management Agreement is not approved by each of the Portfolio(s), the Proposed Management Agreement will be approved as to those Portfolio(s) that voted in favor of the Proposed Management Agreement and the Board will determine what action to take as to any Portfolio(s) that voted against the Proposed Management Agreement; and (ii) any of the Proposed Advisory Agreements is not approved, the Board will determine what action to take with respect to any Portfolio(s) that voted against the Proposed Advisory Agreement. In each of the above instances, any such action taken by the Board will be subject to the approval of the appropriate Shareholders.

    All of the parties to the Transaction have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Transaction. The term "unfair burden", as defined in the 1940 Act, includes any arrangement during the two-year period after the Transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Transaction.

    The second condition is that, for a period of three years after the Transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees") of the new or the old investment adviser. The Board you are being asked to elect in Proposal II. meets this 75% requirement.

    The Individual Partners have advised the Trust that the Transaction does not contemplate any changes in the individuals principally responsible for overseeing the investment performance of each Advisor and for making recommendations to the Trustees regarding the selection, retention, and or termination of an Advisor.

    The Individual Partners also advised the Board that the level of funding contemplated to be provided by the Purchasers pursuant to the Transaction, will, in their view, be sufficient to insure the Manager's continuing ability to perform effectively its responsibilities to the Trust.


    OpCap Advisors would, subsequent to the Transaction, continue its role as Advisor to the Large Capitalization Value Portfolio and Municipal Bond Portfolio. OCC Distributors and OpCap Advisors would discontinue their roles as distributor and administrator, respectively, of the Trust. These services would instead be furnished by Unified Management Corporation ("Unified Management") and Unified Advisers, Inc. ("Unified Advisers"), respectively. Unified Management would receive no fee from the Trust under the Distribution Agreement for acting as distributor of the Trust. Unified Management would act as Distributor and as Agent of the Trust for the sale and distribution of shares. Pursuant to an Administration Agreement with the Trust, Unified Advisers (an affiliate of Unified Management) would provide certain administrative services (including administration and compliance services) necessary to operate the Trust. As compensation for services provided under the Administration Agreement, Unified Advisers would receive an annual fee, payable monthly, equal to 0.12% of the average daily net asset value of the Trust or $234,000 ($19,500 per month), whichever is the lesser amount.


    The Individual Partners advised the Trust that the implementation of these new arrangements will not result in any increase in the expenses of the Trust, nor do they anticipate that their implementation will cause a reduction in the quality of services furnished to the Trust.

    Based on the foregoing, the Individual Partners advised the Trust that, in their view, the Transaction would not have any adverse effect on the operations of the Trust or the Portfolios and that consummation of the Transaction was in the best interests of the Trust and its Shareholders.

    Each of the Existing Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Manager and/or the Advisors is deemed to be an assignment. Because Oppenheimer Capital's interest in the Manager will be purchased by the Purchasers pursuant to the Transaction, there would be deemed a change in control of the Manager. Such a change in control causes an automatic termination of each of the Existing Agreements and necessitates affirmative action by Shareholders of the Trust.


    In order to assure continuity of investment advisory services to the Portfolios, the Board met in person on December 18, 1996 and February 3, 1997 for the purpose of considering whether it would be in the best interests of the Trust and its Shareholders to enter into the Proposed Agreements. At its meetings, and for the reasons discussed below (see "The Board's Consideration"), a majority of the Board, including a majority of the Independent Trustees, approved each of the Proposed Agreements and recommended them for approval by Shareholders of each Portfolio (except that one Independent Trustee voted against the Proposed Agreements). If approved by Shareholders of a Portfolio, each of the Proposed Agreements will become effective the day following the Meeting.


THE BOARD'S CONSIDERATION


    On December 18 and February 3, the Board of Trustees met to consider the Transaction and its effect on the Trust and to evaluate the Proposed Agreements. Present at the December 18 meeting to provide information regarding the Transaction and to respond to questions from the Board of Trustees were representatives of the Individual Partners of the Manager, representatives of Oppenheimer Capital, John Schiavi (one of the Purchasers), and James Delamater, a financial adviser to the Purchasers who is President and CEO of Northeast Bank Corp. of Maine. At the February 3 meeting, only the Board of Trustees, representatives of the Individual Partners and representatives of Oppenheimer Capital were present.


    In evaluating the Proposed Agreements, the Board reviewed various materials that had been furnished by the Individual Partners prior to the meeting. These materials included a proposed business plan for operating and distributing the Trust subsequent to the Transaction and biographical and financial information regarding the Purchasers.

    John Schiavi discussed with the Trustees, among other things, his business and financial background, the interest of the Purchasers in acquiring an interest in the Manager, their philosophy of management, their expectations respecting operations and their degree of commitment to the success of the Manager.

    The Trustees evaluated in particular the financial capability of the Manager to continue to provide the necessary services to the Trust subsequent to the Transaction. In this regard, the Trustees noted that the level of funding which the Purchasers are contractually obligated to provide to the Manager over a three-year period was established, based in large part, upon the Individual Partners' revenue and expense projections and that to the extent these projections proved inaccurate, the financial condition of the Manager would be materially adversely affected absent increases in the level of funding or other changes which might be necessary. The Trustees viewed as significant in this regard John Schiavi's statements at the meeting respecting the Purchasers' recognition of this risk and their willingness to address this situation, should the need arise. The Trustees also took into account the fact that the obligations of the Purchasers are personal obligations and that the obligations to provide financing during the second and third year of operations of the Manager subsequent to consummation of the Transaction are unsecured. Accordingly, the Board evaluated carefully the background and financial condition of Messrs. Goguen and Schiavi and all other factors it deemed relevant to evaluate the Purchasers' ability to fulfill their obligations. In this regard the Trustees noted that the unsecured element of the Purchasers' obligations arises only after the Purchasers already have a significant financial stake in the financial success of the Manager.

    In evaluating the Proposed Agreements with respect to each Portfolio, the Board considered the nature, quality and extent of services provided and expected to be provided by the Manager to the Trust and by each of the Advisors to the Portfolio it serves, as well as the benefits derived by the Manager and each Advisor. In addition, the Board discussed and reviewed the terms and provisions of each of the Proposed Agreements. The Board noted that, other than the dates of execution, effectiveness and termination and in the case of the advisory agreement applicable to Small Capitalization Portfolio, the identity of the Advisor (which will be Thorsell), the terms of each of the Proposed Agreements are the same, in all material respects, as the terms of the corresponding Existing Agreements. THE BOARD SPECIFICALLY NOTED THAT THE FEES AND EXPENSES PAYABLE UNDER EACH OF THE PROPOSED AGREEMENTS ARE IDENTICAL TO THE FEES AND EXPENSES PRESENTLY IN EFFECT UNDER THE CORRESPONDING EXISTING AGREEMENTS.

    With respect to the Small Capitalization Portfolio in particular, the Board reviewed information concerning the proposed new Advisor's portfolio management experience, investment style and investment performance. The Board specifically noted Thorsell's stated commitment to provide the Manager and Small Capitalization Portfolio with the same nature, quality and extent of services currently provided to the Portfolio.

    The Board also considered the proposed new arrangements for the furnishing of distribution and administrative services to the Trust that previously have been provided by OCC Distributors and OpCap Advisors and evaluated the qualifications of Unified Management and Unified Advisors to provide the services to be rendered under the proposed new Distribution Agreement and Administration Agreement, respectively.

    Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, a majority of the Trustees determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Trust, the Portfolios and their Shareholders. ACCORDINGLY, A MAJORITY OF THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE TRUST SHAREHOLDERS VOTE TO APPROVE THE PROPOSED MANAGEMENT AGREEMENT, AND THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT APPLICABLE TO THAT PORTFOLIO.

THE PROPOSED MANAGEMENT AND ADVISORY AGREEMENTS

    If (i) Shareholders of each of the Portfolios approve the Proposed Management Agreement and (ii) Shareholders of each Portfolio approve the Proposed Advisory Agreement applicable to that Portfolio, the Proposed Agreements will become effective immediately after consummation of the Transaction.

    Each of the Proposed Agreements will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date. As previously discussed, the sole purpose of entering into the Proposed Management Agreement and each of the Proposed Advisory Agreements is (i) to enable the Manager to continue to serve as the manager to the Trust and (ii) to enable each Advisor to serve as investment adviser (or sub-adviser, in the case of Ivory & Sime plc) to the Portfolio which it serves (other than Small Capitalization Portfolio, for which Thorsell will serve as Advisor instead of Axe-Houghton), after termination of each of the Existing Agreements by virtue of the "assignment" of such agreements that would result from the Transaction. OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES AND, IN THE CASE OF THE PROPOSED ADVISORY AGREEMENT FOR SMALL CAPITALIZATION PORTFOLIO, THE IDENTITY OF THE ADVISOR, THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING EXISTING AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW. FORMS OF THE PROPOSED AGREEMENTS ARE ATTACHED AS EXHIBITS TO THIS PROXY STATEMENT.


THE EXISTING MANAGEMENT AGREEMENT

    The Existing Management Agreement is dated and was unanimously approved on July 25, 1994, by a vote cast in person by a majority of the Trust's Trustees, including a majority of the Independent Trustees. On August 22, 1994, such agreement was approved by the Manager, as the then sole shareholder of the Trust, for an initial term expiring two years thereafter. The continuation of the Existing Management Agreement until July 30, 1997, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on July 30, 1996, called for the purpose of approving the Existing Management Agreement.

    The Existing Management Agreement may be continued from year to year as to each Portfolio as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the respective Portfolio. Any such continuance also must be approved by a majority of the Independent Trustees of the Trust at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Existing Management Agreement may be terminated with respect to one or more Portfolios without penalty by the Board, or by vote of the holders of a majority of the outstanding voting securities of the respective Portfolio, or by the Manager. As discussed earlier, the Existing Management Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

    Pursuant to the Existing Management Agreement, the Manager: (i) supervises the Trust's investment program, including advising and consulting with the Trustees and the Advisors regarding the overall investment strategy and makes recommendations to the Trustees regarding the retention of the Advisors; (ii) monitors the performance of the Trust's outside service providers, including the Trust's administrator, transfer agent and custodian; (iii) pays salaries, fees and expenses of such of the Trust's officers, Trustees or employees as are directors, officers or employees of the Manager; (iv) selects advisers for each Portfolio to: (a) make, in consultation with the Manager and the Trustees, certain investment strategy decisions for the Portfolio, (b) manage the investing and reinvesting of Portfolio assets, (c) place purchase and sale orders on behalf of the Portfolio and (d) provide research and statistical data to the Portfolio; (v) maintains a staff to furnish the services described to the Trust and the Advisors; and (vi) retains officers and employees of the Trust, subject to the discretion of the Board. Pursuant to the Existing Management Agreement, the Manager shall bear all expenses arising out of its duties under such Agreement. Except as otherwise provided in the Existing Management Agreement, the Existing Advisory Agreements and the Trust's

Administration Agreement with OpCap Advisors (the "Administration Agreement"), the Trust shall be responsible for all the Trust's expenses and liabilities.

    As compensation for its services, the Manager receives the fees set forth in the table below payable by each Portfolio, expressed as a percentage of the Portfolio's average daily net assets:

PORTFOLIO                                                                                                      FEE
----------------------------------------------------------------------------------------------------------  ---------
U.S. Government Money Market Portfolio....................................................................      0.475%

Municipal Bond Portfolio..................................................................................       0.55%

Investment Quality Bond Portfolio.........................................................................       0.55%

Large Capitalization Value Portfolio......................................................................       0.65%

Large Capitalization Growth Portfolio.....................................................................       0.65%

Small Capitalization Portfolio............................................................................       0.65%

International Equity Portfolio............................................................................       0.75%

    The fee is computed daily and payable monthly. During the fiscal year ended August 31, 1996, the Trust accrued to the Manager management fees of $69,728, $16,872, $59,739, $75,690, $149,335, $118,415 and $37,644, with respect to U.S.
Government Money Market Portfolio, Municipal Bond Portfolio, Investment Quality Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio and International Equity Portfolio, respectively. For the fiscal year ended August 31, 1996, the Manager waived the management fees respecting each of the Portfolios other than Large Capitalization Growth Portfolio and Small Capitalization Portfolio. With respect to these two Portfolios, the Trust paid the Manager $73,649 and $11,866 of management fees, respectively.

    The Existing Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, under certain circumstances, the Trust will indemnify the Manager against, and hold it harmless from, any and all losses, liabilities or expenses.

THE EXISTING ADVISORY AGREEMENTS

    Each of the Existing Advisory Agreements is dated and was approved on July 25, 1994 by the Trustees, including a majority of the Independent Trustees. On August 22, 1994, the Manager, as the then sole shareholder of the Portfolios, approved the Existing Advisory Agreements.

    The continuation of the Existing Advisory Agreements until July 30, 1997 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on July 30, 1996, called for the purpose of approving the Existing Advisory Agreements. Each of the Existing Advisory Agreements may be terminated at any time without penalty by the Manager, the Board, a vote of a majority of the then-outstanding voting securities of the respective Portfolio or by the applicable Advisor. Termination by the Advisor requires at least one hundred (100) days' written notice to the Manager and to the Trust.

    Each of the Existing Advisory Agreements provides that each Advisor, with respect to the Portfolio it advises, is obligated to manage the securities held by the Portfolio in accordance with the Portfolio's stated investment objectives and policies, make investment decisions for the Portfolio and place orders to purchase and sell securities on behalf of the Portfolio.

    The Sub-Advisory Agreement provides that with respect to the International Equity Portfolio, the Sub-Advisor is obligated to provide ISI (at ISI's request), the Advisor for that Portfolio, with, among other things, investment advice, statistical and research information and investment and reinvestment management services. Under the agreement, the Sub-Advisor is required to meet with ISI, at ISI's request (at least quarterly), to formulate investment policies and consider acceptable securities for investment. For its services, the Sub-Advisor receives under the Sub-Advisory Agreement seventy-eight percent (78%) of the net income derived from the monthly fees paid by the Manager to ISI pursuant to the Existing Advisory Agreement between the Manager and ISI. The Sub-Advisory Agreement may be terminated upon sixty (60) days' written notice to the Sub-Advisor by the Board, the Manager, ISI or by a vote of the majority of the outstanding voting securities of the International Equity Portfolio. Termination by the Sub-Advisor requires one hundred fifty (150) days' written notice to ISI and the Manager.

    As compensation for its services, each Advisor, pursuant to each Existing Advisory Agreement, receives the fees set forth below based on the average net assets of the Portfolio to which it serves:

PORTFOLIO                                                                                   ADVISOR        FEE RATE
-------------------------------------------------------------------------------------  -----------------  -----------
U.S. Government Money Market Portfolio...............................................  Sterling                 .125%

Municipal Bond Portfolio.............................................................  OpCap                     .20%

Investment Quality Bond Portfolio....................................................  Fox                       .20%

Large Capitalization Value Portfolio.................................................  OpCap                     .30%

Large Capitalization Growth Portfolio................................................  Harris Bretall            .30%

Small Capitalization Portfolio.......................................................  Axe-Houghton              .30%

International Equity Portfolio.......................................................  ISI                       .40%

    The foregoing fees are computed daily and paid monthly. During the fiscal year ended August 31, 1996, the Manager paid each Advisor advisory fees, as follows:

                                                                                                    ADVISORY FEE
ADVISOR                                                                                           PAID DURING 1996
------------------------------------------------------------------------------------------------  ----------------
Sterling........................................................................................     $   18,350

OpCap (with respect to the Municipal Bond Portfolio)............................................          6,135

Fox.............................................................................................         21,723

OpCap (with respect to the Large Capitalization Value Portfolio)................................         34,934

Harris Bretall..................................................................................         68,924

Axe-Houghton....................................................................................         54,653

ISI.............................................................................................         20,077

    With respect to each of the Existing Advisory Agreements, the fees are paid by the Manager; or in the case of the Sub-Advisory Agreement, the fees are paid by the Advisor; and, in no case, by the Portfolios or their Shareholders.

    Each of the Advisory Agreements (other than the Sub-Advisory Agreement) provides that the Advisor shall not be liable for any investment loss suffered by the respective Portfolio in connection with matters to which each agreement relates, except in the case of the Advisor's negligence, misconduct or violation of any applicable statute. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for the services provided to ISI, except in the case of its willful misfeasance, bad faith, negligence, reckless disregard of duty or breach of fiduciary duty involving personal misconduct.

OTHER INFORMATION

    SARATOGA CAPITAL MANAGEMENT. The Manager is a Delaware general partnership with its offices at 33 Maiden Lane, New York, NY 10038. The Manager is owned by certain of its executives and by Oppenheimer Capital, which is also the parent of OpCap. SCHEDULE A to this proxy statement is a schedule of the directors and principal executive officer of the Manager.

    Information with respect to each of the Advisors is set forth below:

    STERLING CAPITAL MANAGEMENT COMPANY. Sterling, a registered investment adviser, is located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling is a wholly owned subsidiary of United Asset Management Corporation and provides investment management services to institutions and individuals. As of December 31, 1996, Sterling had approximately $1.7 billion in assets under management. The address of United Asset Management Corporation is One International Place, Boston, MA 02110. SCHEDULE B to this proxy statement contains additional information regarding Sterling.

    FOX ASSET MANAGEMENT, INC. Fox, a registered investment adviser, is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of December 31, 1996, Fox's assets under management were approximately $3.2 billion. Fox is owned by its current employees, with a controlling interest (approximately 80%) held by J. Peter Skirkanich. The address of Mr. Skirkanich is that of Fox. SCHEDULE C to this proxy statement contains additional information regarding Fox.

    OPCAP ADVISORS. OpCap, a registered investment adviser, is located at One World Financial Center, New York, NY 10281. OpCap is a subsidiary of Oppenheimer Capital. Oppenheimer Capital owns a 99% interest in OpCap and Oppenheimer Financial Corp. owns a 1% interest. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Financial Corp. is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P. owns 100% of the common stock of Oppenheimer Group, Inc. As of December 31, 1996, OpCap had assets under management of approximately $48.2 billion. The address of Oppenheimer Capital, Oppenheimer Capital, L.P., Oppenheimer Financial Corp., Oppenheimer Group, Inc. and Oppenheimer & Co., L.P. is One World Financial Center, New York, NY 10281. OpCap also acts as the Trust's Administrator pursuant to the Administration Agreement with the Trust and will continue to act as such until the Closing Date. For the fiscal year ended August 31, 1996, each Portfolio accrued $42,000 in administrative fees. OCC Distributors, an affiliate of OpCap, acts as the Trust's Distributor and will continue to act as such until the Closing Date. OCC Distributors is located at Two World Financial Center, 16th Floor, New York, NY 10281. SCHEDULE D to this proxy statement contains additional information regarding OpCap.

    HARRIS BRETALL SULLIVAN & SMITH, INC. Harris Bretall, a registered investment adviser, is located at One Sansome Street, Suite 3300, San Francisco, CA 94104. Harris Bretall is owned by W. Graeme Bretall, John J. Sullivan and Henry Smith. The address of each of the foregoing persons is that of Harris Bretall. As of December 31, 1996, the firm had approximately $2.8 billion in assets under management. SCHEDULE E to this proxy statement contains additional information regarding Harris Bretall.

    THORSELL, PARKER PARTNERS, INC Thorsell, a registered investment adviser, is located at 265 Post Road West, Westport, Connecticut 06880. As of December 31, 1996, the firm had approximately $316 million of assets under management. Thorsell is owned by its current employees with a controlling interest (approximately 70%) held by Richard L. Thorsell. The address of each of the foregoing persons is that of Thorsell. SCHEDULE F to this proxy statement contains additional information regarding Thorsell.


    AXE-HOUGHTON ASSOCIATES, INC. Axe-Houghton, a registered investment adviser, is located at Royal Executive Park, 4 International Drive, Rye Brook, NY 10573. As of December 31, 1996, the firm had approximately $4.3 billion of assets under management. Axe-Houghton is a wholly owned subsidiary of Hoenig Group, Inc. ("Hoenig"). The address of Hoenig is that of Axe-Houghton. SCHEDULE G to this proxy statement contains additional information regarding Axe-Houghton.

    IVORY & SIME INTERNATIONAL, INC. ISI, a registered investment adviser, is located at 39 Main Street, Chatham, NJ 07928. Twenty-five percent of ISI's voting stock is owned by Jamison, Eaton & Wood, Inc. ("Jamison") and 75% is owned by the Sub-Advisor. The address of Jamison is that of ISI. As of December 31, 1996, ISI and its affiliated companies had approximately $6.4 billion in assets under management. SCHEDULE H to this proxy statement contains information regarding ISI.

    IVORY & SIME PLC. Ivory & Sime plc is located at 1 Charlotte Square, Edinburgh Scotland, EH24DZ. Ivory & Sime plc is a public company, which is approximately 29.3% owned by Caledonia Investments plc as of December 31, 1996. The address of Caledonia Investments is Cayzer House, 1 Thomas More Street, London E1 9AR. SCHEDULE I to this proxy statement contains additional information regarding Ivory & Sime plc.

    VOTE REQUIRED. As provided under the 1940 Act, approval of the Proposed Management Agreement will require the affirmative vote of a majority of the outstanding Shares of each Portfolio voting separately as a class and approval of each of the Proposed Advisory Agreements will require the affirmative vote of a majority of the outstanding Shares of each Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Portfolio are present or represented by proxy, or
(b) more than 50% of the total outstanding shares of each Portfolio.

    A MAJORITY OF THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE TRUST'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE MANAGER AND THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT APPLICABLE TO THAT PORTFOLIO.

                             ADDITIONAL INFORMATION

    The following tables present information as to the allocation of brokerage commissions by the Portfolios of the Trust during the period September 2, 1994 (commencement of operations) to August 31, 1995 and for the year ended August 31, 1996 to Hoenig, which is an affiliated person of Axe-Houghton, and Oppenheimer & Co., Inc. ("Opco"), which is an affiliated person of OpCap.

                                                                       BROKERAGE COMMISSIONS                TOTAL AMOUNT OF
                                                                           PAID TO HOENIG                 TRANSACTIONS WHERE
                                                               --------------------------------------          BROKERAGE
                                                                   TOTAL                                      COMMISSIONS
                                                                 BROKERAGE                                  PAID TO HOENIG
                                                                COMMISSIONS      DOLLAR                -------------------------
NAME OF PORTFOLIO                              PERIOD               PAID         AMOUNTS        %      DOLLAR AMOUNT       %
-------------------------------------  ----------------------  --------------  -----------  ---------  --------------  ---------
Small Capitalization Portfolio.......  9/02/94-8/31/95           $   14,454     $   5,860        40.5%  $  3,086,778        41.4%

                                       Year Ended 8/31/96            17,848            40         0.2%        31,240         0.4%

Investment Quality Bond Portfolio*...  9/2/94-8/31/95                   567           188        33.2%       402,109        53.5%

                                       Year Ended 8/31/96               965           500        51.8%     1,486,691        54.1%

------------------------

* Most transactions for the Investment Quality Bond Portfolio are on a principal basis; however transactions with Hoenig are on an agency basis since principal transactions between the Portfolio and an affiliated broker are restricted by the 1940 Act.

                                                                         BROKERAGE COMMISSIONS                TOTAL AMOUNT OF
                                                                              PAID TO OPCO                  TRANSACTIONS WHERE
                                                                 --------------------------------------    BROKERAGE COMMISSIONS
                                                                     TOTAL
                                                                   BROKERAGE                                   PAID TO OPCO
                                                                  COMMISSIONS      DOLLAR                -------------------------
NAME OF PORTFOLIO                                PERIOD               PAID         AMOUNT         %      DOLLAR AMOUNT       %
---------------------------------------  ----------------------  --------------  -----------  ---------  --------------  ---------
Large Capitalization Value Portfolio...  9/2/94-8/31/95            $    8,087     $   5,953        73.6%  $  3,923,454        77.3%

                                         Year Ended 8/31/96            15,975         6,138        38.4%     5,356,688        42.5%

Small Capitalization Portfolio.........  9/2/94-8/31/85                14,454           578         4.0%       169,191         2.3%

                                         Year Ended 8/31/96            17,848           180         1.0%       104,884         1.3%

                 PROPOSAL II: ELECTION OF TRUSTEES OF THE TRUST

    All of the parties to the Transaction have agreed that they will comply and use all reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with the sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, at least 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and
(2) during the two-year period after the date on which the transaction occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed transaction. The composition of the Board of Trustees of the Trust will be in compliance with the 75% requirement if all nominees named in this Proposal II are elected.

    A majority of the Board (one Independent Trustee abstained) is recommending the election of two of the current Trustees, Mr. Patrick H. McCollough, an Independent Trustee, and Mr. Bruce E. Ventimiglia (who would become Chairman of the new Board). In addition, a majority of the Board is recommending the election of Messrs. Floyd E. Seal and Udo W. Koopmann, who would be Independent Trustees of the Trust. Messrs. Joseph M. La Motta, Lacy B. Herrmann and George Loft are not standing for re-election and, upon the consummation of the Transaction, will resign. Accordingly, if all four nominees are elected, three of the four Trustees (75%) would be Independent Trustees of the Trust.

    The persons named as attorneys-in-fact in the enclosed proxy have advised the Trust that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this proxy statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.

    Set forth below is information concerning the nominees for Trustee to be elected at this Meeting:


                                                                                        TRUSTEE     NUMBER OF
                                                                                          OR       TRUST SHARES
                                                                                       EXECUTIVE   BENEFICIALLY
                                                                                        OFFICER   OWNED DIRECTLY
                                              POSITION, IF ANY, WITH THE TRUST,           OF      OR INDIRECTLY
                                              PRINCIPAL OCCUPATION AND BUSINESS        THE TRUST   ON FEBRUARY
             NAME AND AGE                    EXPERIENCE (DURING PAST FIVE YEARS)         SINCE     27, 1997(1)
--------------------------------------  ---------------------------------------------  ---------  --------------
Bruce E. Ventimiglia*                   President and Trustee of the Trust. Chairman,    1994        362,754
  Two World Financial Center              President and Chief Executive Officer of
  New York, NY 10080-6116                 the Manager; Senior Vice President of
  Age 41                                  Oppenheimer Capital and OpCap Advisors
                                          since 1992; prior thereto, Senior Vice
                                          President of Prudential Securities, Inc.

Patrick H. McCollough(2)                Trustee of the Trust. Partner with the law       1994         22,025
  One Michigan Avenue Building            firm of Cawthorne, McCollough & Cavanagh
  120 North Washington Square             since 1987; prior thereto, Michigan State
  Lansing, MI 48933                       Senator.
  Age 54

Floyd E. Seal                           Chief Executive Officer and 50% owner of                        0
  1650 Cox Road                           TARAHILL, INC., d.b.a. Pet Goods
  Roswell, GA 30075                       Manufacturing & Imports, Alpharetta, GA;
  Age 47                                  partner of S&W Management, Gwinnett, GA.

Udo W. Koopmann                         Chief Financial and Administrative Executive                    0
  175 East Broadway                       of the North American subsidiary of
  Roslyn, NY 11576                        Klockner and Company AG, a multi-national
  Age 55                                  company; member of National Committee of
                                          Steel Service Centre Institute.


------------------------

(1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and "investment power" with respect to their respective Portfolio shares.

(2) Member of Audit Committee.

 * Because of his affiliation with the Trust, the Manager, or the Advisors, or with companies affiliated with such entities, this individual is deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

    The audit committee, consisting of all of the Independent Trustees, meets periodically with the Trust's independent accountants and the executive officers of the Trust. This committee reviews the accounting principles being applied by the Trust in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met 4 times, the audit committee met 2 times. During the Trust's last fiscal year, each current Trustee who is standing for reelection attended 75% or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served. The Trust has no nominating or compensation committee.

    All officers of the Trust are officers of the Manager or Oppenheimer Capital and receive no salary or fee from the Trust. Currently, until a Portfolio has net assets of $25 million, no Trustees fees will be paid by that Portfolio. When a Portfolio has net assets of at least $25 million but not more than $50 million, the Independent Trustees will be paid an annual fee of $1,750 plus $250 for each Trustees' meeting attended and $100 for each committee meeting attended. When a Portfolio has net assets in excess of $50 million, the Independent Trustees will be paid an annual fee if $3,500 plus $500 for each Trustees' meeting attended and $100 for each committee meeting attended. The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the year ended August 31, 1996 and the aggregate compensation paid to each of the Trustees by all of the Portfolios in the Fund Complex of OpCap Advisors during each such Portfolio's 1996 fiscal year.

                                                                             PENSION/                     TOTAL
                                                                            RETIREMENT                COMPENSATION
                                                                             BENEFITS     ESTIMATED     FROM THE
                                                                            ACCRUED AS     ANNUAL     TRUST AND THE
                                                             AGGREGATE       PART OF      BENEFITS    FUND COMPLEX
                                                           COMPENSATION       TRUST         UPON        OF OPCAP
NAME OF TRUSTEE                                           FROM THE TRUST     EXPENSES    RETIREMENT     ADVISORS
--------------------------------------------------------  ---------------  ------------  -----------  -------------
Lacy Herrmann...........................................     $     788               0            0     $  74,650

Joseph La Motta.........................................             0               0            0             0

George Loft.............................................           788               0            0        81,350

Patrick McCollough......................................           788               0            0           788

Bruce Ventimiglia.......................................             0               0            0             0

    Mr. Herrmann earned trustees' or directors' fees with respect to 16 investment companies and Mr. Loft earned trustees' or directors' fees with respect to 17 investment companies, 10 of which are no longer part of OpCap Advisors' Fund Complex. In addition, Mr. Herrmann served as director or trustee with respect to 12 investment companies in the Fund Complex of OpCap and Mr. Loft served as director or trustee with respect to 13 investment companies in that Fund Complex for which they received no fees. For purposes of this paragraph, a portfolio of an investment company, organized in series form is considered to be an investment company.

    The following table sets forth, with respect to executive officers of the Trust who are not also Trustees, their position with the Manager and its affiliates, the year in which they first became an executive officer of the Trust, their current age and a brief account of their business experience during the past five years:

Maria Camacho, Assistant Secretary since 1994, Age 42
      Assistant Vice President of Oppenheimer Capital since 1994 and Registrations Department Administrator with Oppenheimer Capital since 1989; Assistant Secretary of OCC Cash Reserves, Inc., an open-end investment company.

Thomas E. Duggan, Assistant Secretary since 1994, Age 52
      General Counsel and Secretary of Oppenheimer Capital and OpCap Advisors; Secretary of Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Assistant Secretary of OCC Cash Reserves, Inc., an open-end investment company.


Deborah Kaback, Secretary since 1994, Age 45
      Senior Vice President of Oppenheimer Capital; Secretary of OCC Cash Reserves, Inc. and OCC Accumulation Trust, open-end investment companies; and Assistant Secretary of Oppenheimer Quest Capital Value Fund, an open-end investment company.


Scott Kane, Vice President since 1994, Age 37
      Managing Director and Chief Financial Officer of the Manager since 1994; prior thereto, Vice President of Prudential Securities, Inc.


Richard Peteka, Assistant Treasurer since 1996, Age 35
      Vice President of Oppenheimer Capital; Assistant Treasurer of OCC Cash Reserves, Inc. and OCC Accumulation Trust, open-end investment companies, and Oppenheimer Quest Capital Value Fund, an open-end investment company.



Sheldon M. Siegel, Treasurer since 1994, Age 54
      Managing Director and Treasurer of Oppenheimer Capital; Treasurer of OpCap Advisors; Treasurer of OCC Cash Reserves, Inc. and OCC Accumulation Trust, open-end investment companies, and Oppenheimer Quest Capital Value Fund, an open-end investment company.


Stephen Ventimiglia, Vice President since 1994, Age 40
      Vice Chairman and Chief Investment Officer of the Manager; prior thereto, First Vice President and Senior Portfolio Manager of Prudential Securities, Inc.

    The address of each of the foregoing officers is that of the Trust.

    Mr. Siegel and Mr. Duggan hold, respectively, a general partnership and a limited partnership interest in Oppenheimer & Co., L.P.

    Upon the Closing, it is anticipated that the foregoing officers, except for Messrs. B. Ventimiglia, S. Ventimiglia and S. Kane, will resign and that a new slate of officers will be proposed for election to the Trustees.

VOTE REQUIRED

    The Trustees must be elected by a majority of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

    A MAJORITY OF THE TRUSTEES RECOMMEND THAT THE TRUST'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

PROPOSAL III: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees of the Trust, including a majority of its Independent Trustees, have selected KPMG Peat Marwick LLP ("KPMG") to continue to serve as independent accountants of the Trust for the fiscal year ending August 31, 1997, subject to ratification by the Shareholders. This firm has no direct financial interest or material indirect financial interest in the Trust. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

    The following summarizes KPMG's audit services for the fiscal year ended August 31, 1996: audit of annual financial statements; preparation of the Trust's federal and state income tax returns; preparation of the Trust's federal excise tax return; consultation with the Trust's audit committee; and routine consultation on financial accounting and reporting matters.

    The Board authorizes all services performed by KPMG on behalf of the Trust. In addition, the Board annually reviews the scope of services to be provided by KPMG and considers the effect, if any, that performance of any non-audit services might have on audit independence.

    An audit committee, consisting of the Independent Trustees, meets periodically with the Trust's independent accountants to review accounting and reporting requirements.

VOTE REQUIRED

    The ratification of the selection of the independent accountants must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

    THE TRUSTEES RECOMMEND THAT THE TRUST'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL III.

                                 OTHER BUSINESS

    The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    The Trust does not hold annual meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent Shareholders' meeting should send their written proposals to the Secretary of the Trust, Two World Financial Center, New York, New York 10080. The Trust has not received any Shareholder proposals to be presented at this Meeting.

                                          By Order of the Board of Trustees,


                                          /s/ Bruce E. Ventimiglia

                                          Bruce E. Ventimiglia
March 20, 1997                            President

                                   SCHEDULE A
   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF SARATOGA CAPITAL MANAGEMENT:

NAME                                                         POSITION WITH THE MANAGER AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Bruce E. Ventimiglia(1)(2)...............................  Chairman, President, Chief Executive Officer and
                                                             Director

Stephen Ventimiglia(2)...................................  Chief Investment Officer and Director

Scott Kane...............................................  Chief Financial Officer and Director

------------------------

(1) Mr. Ventimiglia also serves as Trustee to the Trust.

(2) These individuals are brothers.

    The address of each of the above-named individuals is 33 Maiden Lane, New York, NY 10038.

                                   SCHEDULE B
    DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF STERLING CAPITAL MANAGEMENT
                                    COMPANY:

NAME                                                         POSITION WITH THE ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
W. Olin Nisbet, III......................................  Chairman, Chief Executive Officer and Director

Mark W. Whalen...........................................  President and Director

David M. Ralston.........................................  Executive Vice President, Chief Investment Officer and
                                                             Director

J. Calvin Rivers, Jr.....................................  Executive Vice President/NCCMT and Director

    The address of each of the above named individuals is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202-6005.

    The registered investment companies listed below are managed by Sterling Capital Management Company and have similar investment objectives to at least one of the Portfolios:

                                                                          APPROXIMATE ASSETS (AS OF       ADVISORY
FUND                                                                              12/31/96)               FEE RATE
---------------------------------------------------------------------  --------------------------------  -----------
Sterling Partners' Balanced Fund.....................................           $   60,044,165                0.75%
Sterling Partners' Equity Fund.......................................           $   37,550,543                0.75%
Sterling Partners' Short-Term Fund...................................           $   25,563,708                0.55%

                                   SCHEDULE C
    DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF FOX ASSET MANAGEMENT, INC.:

NAME                                                           POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
J. Peter Skirkanich......................................  President

John W. Liang............................................  Managing Director

Paul A. Stach............................................  Managing Director

Russell S. Tompkins......................................  Managing Director

    The address of each of the above named individuals is 44 Sycamore Avenue, Little Silver, NJ 07739.

    The registered investment company listed below is managed by Fox Asset Management, Inc. and has similar investment objectives to at least one of the
Portfolios:

                                                          APPROXIMATE NET ASSETS
FUND                                                         (AS OF 12/31/96)            ADVISORY FEE RATE
--------------------------------------------------------  ----------------------  --------------------------------
Prudential Bank and Trust Balanced Portfolio of               $   38,000,000      .30% for portion of portfolio
  Prudential Bank and Trust Company Retirement Trust                              invested in equity securities
  Asset Allocation Fund                                                           .25% for portion of portfolio
                                                                                  invested in fixed income
                                                                                  securities

                                   SCHEDULE D
          DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF OPCAP ADVISORS:

NAME                                                           POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Bernard H. Garil.........................................  President and Chief Operating Officer

Sheldon Siegel...........................................  Treasurer

Thomas E. Duggan.........................................  General Counsel and Secretary

    The address of each of the above named individuals is One World Financial Center, New York, NY 10281.

    The registered investment companies listed below are managed by OpCap Advisors and have similar investment objectives to at least one of the
Portfolios:

                                          APPROXIMATE NET ASSETS
FUND                                         (AS OF 1/15/97)                     ADVISORY FEE RATE
----------------------------------------  ----------------------  ------------------------------------------------
Oppenheimer Quest Value Fund, Inc.(1)       $      637,100,000    1.0% on the first $400 million;
                                                                  .90% on the next $400 million;
                                                                  .85% of net assets in excess of $800 million

Oppenheimer Quest Small Cap Value           $      160,000,000    1.0% on the first $400 million;
 Fund(1)                                                          .90% on the next $400 million;
                                                                  .85% of net assets in excess of $800 million

Oppenheimer Quest Opportunity Value         $    2,145,800,000    1.0% on the first $400 million;
 Fund(1)                                                          .90% on the next $400 million;
                                                                  .85% of net assets in excess of $800 million

Growth and Income Value Fund                $       70,500,000    .85% of net assets

Oppenheimer Quest Global Value Fund,        $      256,200,000    .75% on the first $400 million;
 Inc.(1)                                                          .70% on the next $400 million;
                                                                  .65% of net assets in excess of $800 million

Oppenheimer Quest Officers Value            $       11,100,000    1.0% of its daily net assets
 Fund(1)(2)

Quest for Value Dual Purpose Fund           $      880,500,000    (3)

Municipal Advantage Fund                    $      156,100,000    .36%

The Czech Republic Fund                     $       90,900,000    .40%

Enterprise Accumulation Trust:

  Equity Portfolio                          $      319,700,000    .40%

  Managed Portfolio                         $    1,972,000,000    .40%

  Enterprise Group of Funds Managed         $      221,200,000    .40%
    Portfolio

Penn Series Funds, Inc.:

  Value Small Cap Fund                      $       16,400,000    .50%

  Value Equity Fund                         $      202,900,000    .50%

                                          APPROXIMATE NET ASSETS
FUND                                         (AS OF 1/15/97)                     ADVISORY FEE RATE
----------------------------------------  ----------------------  ------------------------------------------------
Endeavor Series Trust:

  Opportunity Value Equity Portfolio        $      128,700,000    .40%

  Opportunity Value Small Cap Portfolio     $      797,500,000    .40%

OCC Accumulation Trust:

  Equity Portfolio                          $       20,000,000    .80% on the first $400 million;
                                                                  .75% on the next $400 million;
                                                                  .70% of net assets in excess of $800 million

  Small Cap Portfolio                       $       34,900,000    .80% on the first $400 million; .75% on the next
                                                                  $400 million; .70% of net assets in excess of
                                                                  $800 million

  Global Equity Portfolio                   $       17,300,000    .80% on the first $400 million;
                                                                  .75% on the next $400 million;
                                                                  .70% of net assets in excess of $800 million

  Managed Portfolio                         $       83,900,000    .80% on the first $400 million;
                                                                  .75% on the next $400 million;
                                                                  .70% of net assets in excess of $800 million

  Bond Portfolio                            $        2,400,000    .50%

  U.S. Government Income Portfolio          $        3,400,000    .60%

  Money Market Portfolio                    $        5,300,000    .40%

------------------------

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) OFI's advisory fee for the Oppenheimer Quest Officers Value Fund is 1.00%. However, effective August 1, 1996, OFI is waiving the portion of its management fee equal to what OFI would have been required to pay OpCap as the sub-advisory fee and OpCap has agreed to waive its sub-advisory fee.

(3) OpCap currently provides investment advisory services to the fund for a fee of .75% on assets up to $200 million and .50% on assets over $200 million. Effective February 28, 1997, OFI will become the manager of the fund and will be paid a fee at the rate of 1.00% of the first $400 million of assets, .90% of the next $400 million of net assets and .85% of assets over $800 million. OFI will pay OpCap a sub-advisory fee equal to 40% of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets that exceed the base amount.

                                   SCHEDULE E

 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF HARRIS BRETALL SULLIVAN & SMITH,
                                     INC.:

NAME                                                       POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
W. Graeme Bretall........................................  President, Director and Portfolio Manager

John J. Sullivan.........................................  Treasurer, Director and Portfolio Manager

Henry B. Dunlap Smith....................................  Secretary, Director and Portfolio Manager

    The address of each of the above named individuals is One Sansome Street, Suite 3320, San Francisco, CA 94104.

                                           APPROXIMATE NET ASSETS  ADVISORY
                  FUND                        (AS OF 12/31/96)     FEE RATE
-----------------------------------------  ----------------------  ---------
Harris Bretall Sullivan & Smith, Inc.            $3,000,000          .75%
  Growth Equity Fund

                                   SCHEDULE F

 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THORSELL, PARKER PARTNERS, INC.:

NAME                                                       POSITION WITH THORSELL AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Richard L. Thorsell......................................  Managing Partner, Director and Chief Investment
                                                             Officer

Lewis W. Parker..........................................  Managing Partner, Director and Research Analyst

    The address of each of the above named individuals is 265 Post Road West, Westport, CT 06880.

                                   SCHEDULE G

  DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF AXE-HOUGHTON ASSOCIATES, INC.:

NAME                                                       POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Seth Lynn................................................  President and Director

Bob Follert..............................................  Director and Director of Marketing

Lloyd Buchanan...........................................  Chief Operating Officer and Director

Fredric Sapirstein.......................................  Director; President of Hoenig Group Inc.

Alan Herzog..............................................  Director; Chief Operating Officer of Hoenig Group Inc.

Max Levine...............................................  Director; Executive Vice President of Hoenig Group
                                                             Inc.

Kathryn Hoenig...........................................  Director; Vice President and Chief Counsel of Hoenig
                                                             Group Inc.

Robert Spiegel...........................................  Director; Retired

    The address of each of the above named individuals is Royal Executive Park, 4 International Drive, Rye Brook, NY 10573.

                                   SCHEDULE H

 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF IVORY & SIME INTERNATIONAL, INC.:


NAME                                                       POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Keith H. Wood............................................  President, Director

Fred Thalmann............................................  Director, Secretary

Rudy Abel................................................  Director

George Walker............................................  Director

John Edwards.............................................  Director



    The address of each of the above named individuals is 39 Main Street, Chatham, New Jersey 07928.

                                   SCHEDULE I

         DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF IVORY & SIME PLC:


NAME                                                       POSITION WITH ADVISOR AND PRINCIPAL OCCUPATION
---------------------------------------------------------  ------------------------------------------------------
Sir David Oliphant Kinloch...............................  Executive Chairman; Deputy Chief Executive of
                                                             Caledonia Investments plc

Ian Frank Rushbrook......................................  Director

Allan Munro..............................................  Director

Arnold Roger Alexander Young.............................  Director; Chief Executive of Scottish Hydro Electric
                                                             plc

John Stubbs..............................................  Director and Chief Investment Officer



    The address of Messrs. Munro and Stubbs is Ivory & Sime plc, One Charlotte Square, Edinburgh EH2 4D7. The address of Sir Kinloch is Caledonia Investments plc, Cayzer House, 1 Thomas More Street, London #1 9AR. The address of Mr. Young is Scottish Hydro Electric plc, 10 Dunkeld Road, Perth PH1 5WA. The address of Mr. Rushbrook is 10a Colme Street, Edinburgh EH3 6AA.

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

    Agreement dated and effective as of            , 1997 between THE SARATOGA
ADVANTAGE TRUST, a Delaware Trust (herein referred to as the "Trust"), and SARATOGA CAPITAL MANAGEMENT, a Delaware general partnership (the "Manager").

    WHEREAS, the Trust is an open-end diversified management investment company registered with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act");

    WHEREAS, the Trust is organized in series form and each of the U.S. Government Money Market Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Small Capitalization Portfolio and the International Equity Portfolio is a separately capitalized series ("Portfolio") of shares of beneficial interest to be issued by the Trust pursuant to the Trust Registration Statement;

    NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Trust and the Manager agree as follows:

    1. APPOINTMENT OF MANAGER. The Manager hereby undertakes and agrees, upon the terms and conditions herein set to (i) supervise the Trust's investment program, including advising and consulting with the Trust's board of trustees and the investment advisers for each of the Trust's portfolios (the "Investment Advisers") regarding the Trust's overall investment strategy and make recommendations to the Trust's board of trustees regarding the retention by the Portfolios of the Investment Advisers, (ii) monitor the performance of the Trust's outside service providers, including the Trust's administrator, agent and custodian and (iii) pay the salaries, fees and expenses of such of the Trust's officers, trustees or employees as are directors, officers or employees of the Manager. In addition, the Manager hereby undertakes and agrees to appoint investment advisers to the Portfolios to (a) make, in consultation with the Manager and the Trust's Board of Trustees, investment strategy decisions for the respective Portfolio (b) manage the investing and reinvesting of the Trust assets (c) place purchase and sale orders on behalf of the Trust's Portfolios, and (d) provide research and statistical data to the Trust in relation to investing and other matters within the scope of the investment objectives and limitations of the Trust's Portfolios. The Investment Advisers shall have the sole ultimate discretion over investment decisions for the Trust's Portfolios.

    2. In connection herewith, the Manager agrees to (i) maintain a staff within its organization to furnish the above services to the Trust and to the Investment Advisers and (ii) provide the Trust with persons satisfactory to the Trust's Board of Trustees to serve as officers and employees of the Trust. The Manager shall bear all expenses arising out of its duties hereunder.

    Except as otherwise provided in this Agreement and the Advisory Agreements (as defined below) and the Administration Agreement between the Trust and Unified Advisers, Inc., the Trust shall be responsible for all of the Trust's expenses and liabilities, including but not limited to organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Manager and the Investment Advisers); expenses for legal, accounting and auditing services; tax and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distributions of dividends; charges of the Trust's custodians, sub-custodians, registrars, transfer agents, dividend-paying agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; costs of the determination of the Portfolios' daily net asset values; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Trust for sale in the various states; freight and other charges in connection with the shipment of the Trust's portfolio securities; fees and expenses of non-interested trustees; travel expenses or an appropriate portion thereof of trustees and officers of the Trust who are directors, officers or employees of the Manager or the Investment Advisers to the extent that such expenses relate to attendance at meetings of the Board of Trustees or any committee thereof; costs of shareholders meetings; insurance; interest; brokerage costs; fees payable to the Trust's Administrator pursuant to an Administration Agreement; litigation and other extraordinary or non-recurring expenses.

    3. REMUNERATION. (a) The Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for the performance of all its functions and duties to be performed hereunder, a fee based on the total net assets of each Portfolio at the end of each business day as set forth on Schedule A hereto. Determination of net asset value of each Portfolio will be made in accordance with the policies disclosed in the Trust's registration statement under the 1940 Act. The fee is payable at the close of business on the last day of each calendar month and shall be made on the first business day following such last calendar day. The payment due on such day shall be computed by (1) adding together the results of multiplying (i) the total net assets of each Portfolio on each day of the month by (ii) the applicable daily fraction of the advisory fee percentage rate of such Portfolio as set on Schedule A hereto and then (2) adding together the total monthly amounts computed for each Portfolio.

    (b) Compensation of the Investment Advisers for services provided under the Advisory Agreements is the sole responsibility of the Manager.

    4. REPRESENTATIONS AND WARRANTIES. The Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Manager agrees to maintain effective requisite registrations, authorizations and licenses, as the case may be, until the termination of this agreement.

    5. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Manager are not to be deemed exclusive and the Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Manager an agent of any of the Investment Advisers or of the Trust.

    6. LIMIT OF LIABILITY. The Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Trust in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against any liability to the Trust or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under this agreement ("disabling conduct"). The Trust will indemnify the Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including but not limited to any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct. Indemnification shall be made only upon the happening of one of the following events: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Manager shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Trust has been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the Trust is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification.

    7. DURATION AND TERMINATION. This agreement shall become effective as of the date hereof and shall continue in effect for two years from the date hereof (unless sooner terminated in accordance with this agreement) and thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually with respect to each Portfolio by the affirmative vote of (i) a majority of the members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of Trust's Board of Trustees or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Portfolio.

    Notwithstanding the above, this agreement may nevertheless be terminated with respect to one or more Portfolios at any time, without penalty, by the Trust's Board of Trustees, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Portfolio or by the Manager, upon 60 days' written notice delivered to each party hereto. Any such notice shall be deemed given when received by the addressee.

    8. AMENDMENT OR ASSIGNMENT. This Agreement may be amended only if such amendment is specifically approved with respect to each Portfolio by (i) the vote of a majority of the outstanding voting securities of the respective Portfolio and (ii) a majority of the Trustees, including a majority of those Trustees who are not parties to this agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall automatically and immediately terminate in the event of its assignment, as that term is defined in the 1940 Act and the rules thereunder.

    9. SEVERABILITY. If any provisions of this Agreement shall be held or made unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    10. DEFINITIONS. As used in this Agreement, the terms "interested person" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and 2(a)(42) of the 1940 Act.

    11. NO LIABILITY OF SHAREHOLDERS. This Agreement is executed by the Trustees of the Trust, not individually, but in their capacity as Trustees under the Declaration of Trust made April 4, 1994. None of the Shareholders, Trustees, officers, employees, or agents of the Trust shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Trust and, if the obligation or claim relates to the property held by the Trust for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

    12. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.

    13. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

    If to the Trust:

       Saratoga Advantage Trust
       Two World Financial Center
       New York, New York 10080
       Tel: (212) 504-1700
       Fax: (212) 504-1495

    If to the Manager:

       Saratoga Capital Management
       33 Maiden Lane
       New York, New York 10038
       Attn: President
       Tel: (212) 504-1700
       Fax: (212) 504-1495

or to such other address as to which the recipient shall have informed the other party in writing.

    Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, or the day of such delivery, and, it by telex or facsimile and mail, on the date on which such telex or facsimile and mail, on the date on which such telex or facsimile is sent.

    14. COUNTERPARTS. This agreement may be executed in more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    15. NOTIFICATION OF CHANGE IN MEMBERSHIP OF PARTNERSHIP. The Manager agrees to notify the Trust of any change in the membership of the Manager within a reasonable period of time after such change.

    IN WITNESS WHEREOF, the parties hereto caused their authorized signatories to execute this agreement as of the day and year first written above.

                                          THE SARATOGA ADVANTAGE TRUST

                                          By:

                                          --------------------------------------

                                             Name:
                                             Title:

                                          SARATOGA CAPITAL MANAGEMENT

                                          By:

                                          --------------------------------------

                                             Name:
                                             Title:

                                   SCHEDULE A

                                       TO

                              MANAGEMENT AGREEMENT

                                    BETWEEN

                            SARATOGA ADVANTAGE TRUST
                                      AND
                          SARATOGA CAPITAL MANAGEMENT

                                                                                                 ANNUAL FEE AS A
                                                                                                  PERCENTAGE OF
                                                                                                      DAILY
NAME OF SERIES                                                                                      NET ASSETS
----------------------------------------------------------------------------------------------  ------------------
U.S. Government Money Market Portfolio........................................................        .475%

Investment Quality Bond Portfolio.............................................................         .55%

International Equity Portfolio................................................................         .75%

Small Capitalization Portfolio................................................................         .65%

Municipal Bond Portfolio......................................................................         .55%

Large Capitalization Value Portfolio..........................................................         .65%

Large Capitalization Growth Portfolio.........................................................         .65%

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                          SARATOGA CAPITAL MANAGEMENT

                                      AND

                            ------------------------

                                 REGARDING THE

                          THE SARATOGA ADVANTAGE TRUST

    AGREEMENT made this      day of          , 1994 between Saratoga Capital
Management, a Delaware general partnership (the "Manager") and               , a
corporation organized under the laws of the State of          (the "Advisor").

    WHEREAS, the Manager has entered into a Management Agreement (the "Manager's Agreement") with The Saratoga Advantage Trust (the "Trust"), an open-end investment company organized in series form with at least seven (7) separate
portfolios, one of which is the        (the "Portfolio"), a diversified
portfolio, pursuant to which the Manager furnishes continuous investment advice and direction; and

    WHEREAS, the Manager's Agreement provides that the Manager may, at its own expense, contract for such advisory and research services as it deems necessary or desirable to fulfill such obligations; and

    WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940; and

    WHEREAS, the Manager desires to retain the Advisor to provide continuous investment and direction concerning the Portfolio and the Advisor is willing to provide such management;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager and the Advisor as follows:

    1. APPOINTMENT. The Manager hereby retains the Advisor to manage the Portfolio, subject to the provisions of the Trust registration statement and the Portfolio's prospectus and overall supervision by the Manager and the Trust's Board of Trustees. The Manager will continue to have general responsibility for all services to be provided to the Trust pursuant to the Manager's Agreement and will oversee and review the Advisor's performance of its duties under this Agreement. The day-to-day management of the Portfolio's assets will be the responsibility of the Advisor.

    2. EXPENSES. The Advisor assumes as its own expense, or agrees to pay the cost of all services provided by it pursuant to Paragraph 1, above, provided that it will not be responsible for any expenses specifically assumed by the Trust pursuant to the Manager's Agreement. The Advisor will, for all purposes herein, be deemed to be an independent contractor and will, except as expressly provided or authorized (herein or otherwise) have no authority to act for or on behalf of the Trust in any way or otherwise be deemed to be an agent of the Trust.

    3.  INVESTMENT ACTIVITIES.

        (a) The Advisor will direct the investment of the Portfolio's assets on a discretionary accordance with applicable law and the investment objectives, policies and restrictions set forth in the then-current Prospectus and Statement of Additional Information relating to the Portfolio contained in its Registration Statement under the Investment Company Act of 1940 and the Securities Act of 1933, as amended; in accordance with the investment objectives, policies and restrictions from time to time provided by the Board of Trustees of the Trust (the "Board"), and communicated by the Manager to the Advisor and; subject to such further reasonable limitations as the Manager may from time to time impose by written notice to the Advisor. The Advisor hereby acknowledges that it has carefully reviewed the Prospectus, Statement of Additional Information, Declaration of Trust and By-laws, if any, of the Trust and it agrees that it will make investments solely for the purpose of achieving the stated investment objectives of the Portfolio.

        (b) The Advisor hereby specifically acknowledges and represents:

            (i) The Advisor has provided the Manager with full information regarding the historical track record of investment performance.

            (ii) The Advisor has carefully reviewed the portions of the Prospectus and Statement of Additional Information stating the Advisor's historical track record of investment performance and investment methodology and that all representations made therein are accurate and true and there are no material omissions.

           (iii) The Advisor will direct the investment of the Portfolio's assets in the same manner in which the Advisor has directed the investment of the assets which produced the historical track record of investment performance as stated in the Prospectus and Statement of Additional Information. The Advisor represents that nothing contained in Paragraph 3(a) or elsewhere in this Agreement, the Prospectus, or the Statement of Additional Information is inconsistent with the Advisor directing the investment of the Portfolio's assets in said manner.

        (c) The Advisor will place orders to purchase and sell securities (and where appropriate commodity futures contracts and other investments) for the Portfolio.

    4.  BROKERAGE.

        (a) The Advisor agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers by it in accordance with the standards specified in Subparagraphs 4(b) and 4(c) below. The Advisor may place orders for the Portfolio with affiliates or interested parties of the Trust or the Manager in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations.

        (b) In placing orders with brokers and dealers, the Advisor will use its best efforts to best overall terms available. In assessing the best overall terms available for portfolio transaction, the Advisor will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

        (c) In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Advisor may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust.

    5.  COMPENSATION.

        (a) As compensation for services performed and costs assumed hereunder, the Manager agrees to pay the Advisor a fee that is computed daily and paid
    monthly at the annual rate of             basis points per annum on net
    assets (the "Portfolio Advisory Fee"), reduced in the same percentage as the Manager when the Manager reduces its fee to the Portfolio.

        (b) The Portfolio Advisory Fee shall accrue as of the date that the Portfolio commences investment operations. Upon any termination of this Agreement the Advisory Fee will cease to accrue as of the termination date specified in the notice of termination to the Advisor. Accrued Portfolio Advisory Fees will be paid to the upon receipt by the Manager of its fees for the same accrual period from the Portfolio.

        (c) For the purpose of determining fees payable to the Advisor, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

    6.  DURATION AND TERMINATION.

        (a) This Agreement will become effective as of the date hereof and, unless sooner terminated as herein provided, shall remain in effect for two years from said date subject to the approval of the Trust's shareholders. Thereafter, this Agreement will continue in effect from year to year, subject to its termination provisions and all other terms and conditions hereof if such continuation shall be specifically approved at least annually by the Board and by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Trust. The Advisor shall furnish to the Manager or the the Board, promptly upon request, such information as may reasonably be necessary to the Board, promptly upon request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

        (b) This Agreement may not be amended, transferred, sold or in any manner hypothecated or pledged by the Advisor without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Manager may immediately terminate this Agreement without notice to any party in the event of its assignment by the Advisor.

        (c) This Agreement may be terminated at any time, without the payment of any penalty, by the Manager, by the Board or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Advisor. This Agreement may be terminated by the Advisor upon 100 days written notice to the Manager and the Trust.

    7.  INFORMATION TO BE PROVIDED TO THE MANAGER AND THE TRUST.

        (a) The Advisor will keep the Manager and the Trust immediately informed of all developments materially affecting the Portfolio, the Advisor's ability to direct the investment of the Portfolio and/or the perception of the Advisor as an appropriate source of investment advice and shall, on the Advisor's own initiative, fumish immediately to the Manager and the Trust such information as is appropriate for this purpose.

        The information deemed appropriate for the purpose of this Subparagraph includes, but is not limited to, any matters with regard to: the personnel of the Advisor, the investment or discipline of the Advisor, the financial condition of the Advisor, the historical investment performance of the Advisor, changes or amendments to any federal, state, or local registration statements or other licensing documents, the securities of the Portfolio and all matters reasonably related to the Manager's retention of the Advisor.

        (b) The Advisor agrees that it will immediately notify the Manager and the Trust in the event that the Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Advisor has provided the information about itself set forth in the Trust's Registration Statement and has reviewed the entire description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager and the Trust's Administrator immediately of any material fact known to the Advisor respecting or to the Advisor that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, or any statement contained therein that becomes untrue in any material respect.

        (c) The Advisor represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and that the statements contained in the Advisor's registration under the Investment Advisers Act of 1940 on Form ADV, as of the date hereof, are true and correct and do not omit any material facts required to be stated therein or necessary in order to make the statements therein not misleading. The Advisor agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form and to timely provide the Manager with an amended or changed copy whenever such required to be filed. The Advisor acknowledges that it is an "investment advisor" 'to the portfolio within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

        (d) The Advisor will make available promptly upon the Manager's request such as the Manager may reasonably use in discharging its duties under the Manager's Agreement, which reports may be distributed by the Manager to the Board. A representative of the Advisor will attend, at the request of the Manager, regular quarterly meetings of the Board, meetings of the Trust's shareholders and special meetings upon reasonable notice.

        (e) The Advisor will maintain and keep current and preserve on behalf of the Trust all records required by the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, as well as those that may be required by the Investment Advisors Act of 1940, the Intemal Revenue Code, applicable and state securities laws and laws of foreign countries and juridical subdivisions, in the manner provided by such laws or regulations and such additional records as required by the Manager. The Advisor acknowledges that such records are the property of the Trust and will be surrendered to the Trust promptly upon request. The Manager agrees to furnish to the Advisor at its principal office all prospectuses, proxy, statements, reports to stockholders, sales reports and any other information relative to management of the assets or organization and qualifications of the Trust.

    8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS.

        (a) It is understood that the services of the Advisor are not exclusive, and nothing in this Agreement shall prevent the Advisor from providing investment management or similar services or from engaging in other activities, except as provided in Subparagraphs 8(b), 8(c), and 8(d) below.

        (b) The Advisor agrees that, during the term of this Agreement, neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept retention as an investment advisor, investment subadvisor, investment manager, or similar service provider to any investment company registered under the Investment Company Act of 1940 nor any investment firm that seeks to market an asset allocation program similar in nature to the Trust.

        (c) In the event that the Advisor voluntarily terminates this Agreement, the Advisor agrees that neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall for a period of one (1) year after the termination of this Agreement accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever.


        (d) In the event that the Advisor is terminated by the Manager, the Advisor agrees neither it nor any of its affiliated persons (as defined in the Investment Company Act of 1940) shall accept or solicit any assets, accounts, or clients of the Trust for any purpose whatsoever for a period of one (1 ) year from the termination of this Agreement.


        (e) The provisions set forth in Subparagraphs 8(a), 8(b), 8(c), and 8(d) above shall not apply to the continuation of any contractual relationship to which the Advisor is a party that is in effect on the date of this Agreement and that is disclosed in writing to the Manager prior to the execution of this Agreement.

        (f) When the Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Advisor recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that is fair and equitable to the Trust.

    9.  MISCELLANEOUS.

        (a) The Advisor shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which this Agreement relates, except in the case of the Advisor's negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Advisor from any responsibility, or duty which the Advisor may have under any federal or state securities acts or other applicable statutes.

        (b) Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act, to rules, regulations or the Securities and Exchange Commission validly issued pursuant to said Act and interpretations thereof, if any, by the United States courts. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested persons", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.

        (c) The Manager shall indemnify and hold harmless the Advisor, its officers and directors and each person, if any, who controls the Advisor within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnifed Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of misfeasance, bad faith or negligence in the performance of its duties or by reason of disregard of its obligations and duties under this Agreement; nor (ii) is the Manager to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or such controlling persons.

        The Advisor shall indemnify and hold harrnless the Manager and the Trust and each of their directors and officers and each person, if any, who controls the Manager and the Trust against any loss, liability, claim, damage or expense described in the foregoing idemnitfy but only with respect to the Advisor's misfeasance, bad faith or negligence in the performance of its duties under this Agreement. In case any action shall be brought the Manager or any person so indemnified, in respect of which indemnity may be sought against the Advisor, the Advisor shall have the rights and duties given to the Advisor by the provisions of Subsections (i) and (ii) of this Subparagraph.

        (d) Except as otherwise provided in Subparagraph 9(b) hereof, and as may be required under applied federal law, this Agreement shall be governed by the laws of the State of New York.

        (e) The Advisor acknowledges that the name of the Trust may be changed at any time at the sole discretion of the Trustees and that such change will in no way effect the obligations of the Advisor under this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by theirr respective officers thereunto duly authorized and their respective corporate seals, if any, to be hereunto affixed, as of the day and year first written.

                                                SARATOGA CAPITAL MANAGEMENT
Attest:                                         By:
                                                ----------------------------------------------
                                                ----------------------------------------------
Attest:                                         By:
                                                ----------------------------------------------

                                                                       EXHIBIT C

                       SUB-INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made this     day of           , 1997 by and between Ivory & Sime
International, Inc., a New Jersey corporation (hereinafter called "Adviser"), and Ivory & Sime plc, a Scottish corporation (hereinafter called "Sub-Adviser"),

    WHEREAS, Saratoga Capital Management (the "Manager") has been organized to serve as investment manager of The Saratoga Advantage Trust ("Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940 as amended (the "1940 Act") and the Securities Act of 1933; and

    WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the International Equity Portfolio (the "Portfolio"); and

    WHEREAS, Adviser proposes to provide investment management and advisory services for the Manager in respect of the Portfolio; and

    WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing analytical and investment research and advisory services; and

    WHEREAS, Adviser desires to retain Sub-Adviser to provide analytical and investment research services and investment and reinvestment management services to Adviser in connection with Adviser's investment management and advisory services with respect to the Portfolio, on the terms and conditions hereinafter set forth; and

    WHEREAS, Sub-Adviser desires to provide such services in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Portfolio and has reviewed the Investment Advisory
Agreement dated as of             , 1997, between the Manager and Adviser;

    NOW, THEREFORE, THIS AGREEMENT

                             W I T N E S S E T H :

    That in consideration of the foregoing and the covenants hereinafter contained Adviser and Sub-Adviser agree as follows:

    1. Sub-Adviser agrees to provide Adviser at its request with investment advisory, statistical and research information and investment and reinvestment management services which may be used by the Adviser in satisfaction of its obligations under the Investment Advisory Agreement, including but not limited to advisory, research, statistical and other factual information relating to the economy of particular countries or regions, national and international credit conditions, and the investment and reinvestment of assets of the Portfolio. Sub-Adviser shall also furnish other information which may relate to issuers of securities owned by the Portfolio or which it might purchase, or to the businesses in which such issuers may be engaged, as well as information and recommendations with respect to the acquisition, holding or disposal by the Portfolio of securities in which it is permitted to invest. Sub-Adviser shall meet with Adviser at Adviser's request, but at least quarterly, to formulate investment policies and consider acceptable securities for investment.

    2. For the services rendered by the Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser seventy-eight (78%) percent of the net income derived from the monthly fees paid by the Manager to Adviser pursuant to the Investment Advisory Agreement. Sub-Adviser shall not be entitled to any other compensation or payment for services hereunder, either from Adviser, Manager or the Trust and in no event shall the fee paid or payable by the Adviser to Sub-Adviser hereunder, or otherwise, be an obligation of the Manager or the Trust. The fee payable to Sub-Adviser hereunder shall be paid promptly after receipt by the Adviser of a fee payable under Investment Advisory Agreement.

    3. Nothing herein contained shall be deemed to prohibit Adviser from obtaining information or services of the type to be provided by Sub-Adviser hereunder from any other source, or Sub-Adviser from providing services similar to that provided hereunder to any other person, firm or corporation provided that Adviser, Manager, and Portfolio are given equitable and no less favorable treatment in receipt of information, recommendations and other services to be provided hereunder. It is understood that the action taken by the Sub-Adviser under this agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

    4. Sub-Adviser, in rendering its services hereunder, agrees to use its best judgement and efforts, and Adviser agrees that Sub-Adviser shall not be liable hereunder for any mistake in judgment or any event whatsoever except for lack of good faith on the part of Sub-Adviser. Notwithstanding the foregoing, nothing herein shall be deemed to protect or purport to protect Sub-Adviser against any liability to Adviser, Manager, the Trust, or the holders of securities of the Trust to which Sub-Adviser would otherwise be subject by reason of an act or practice constituting willful misfeasance, bad faith, negligence, reckless disregard of duty or a breach of fiduciary duty involving personal misconduct (all within the meaning of 1940 Act), in respect of Adviser, Manager or the Trust in the performance of duties hereunder.

    5. The Sub-Adviser is obliged under the rules of the Investment Management Regulatory Organization, Limited ("IMRO") to include certain statements in any agreement relating to investment services in which it enters. These statements are contained in the attached Schedule I which shall form part of this Agreement.

    6. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of trustees; and further provided that such continuance is also approved annually by the vote of a majority of the trustees who are not interested persons of the Adviser or Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust's Board of trustees, by the Manager, by Adviser, or by a vote of the majority of the outstanding voting securities of such Portfolio upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 150 days' prior written notice to the Adviser and to the Manager, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement dated
          , 1997 between the Manager and the Trust or if the Advisory

Agreement between the Manager and the Adviser terminates. This agreement shall terminate automatically and immediately in the event of its assignment. Sub-Adviser shall notify Adviser and Manager in writing of any change in the officers of Sub-Adviser within a reasonable time after such a change, but such notification shall not preclude or prevent this Agreement from terminating in the event of its assignment. The terms "interested persons", "vote of a majority of the outstanding voting securities" and "assignment" shall have the meanings set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees, the Manager and, if required by applicable SEC rules and regulations, a vote of a majority of the outstanding voting securities of the Portfolio.

    7. This Agreement shall become effective at the time and on the date when the last of the following shall have occurred: (i) the execution of this Agreement by the Adviser and the Sub-Adviser; (ii) the approval by a majority of outstanding voting securities of the Portfolio; (iii) the approval by a vote of a majority of Trustees of the Trust who are not interested persons of Manager, Adviser or Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

    8. This agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Chatham, New Jersey.

                                         IVORY & SIME INTERNATIONAL, INC.

                                         By:
                                          --------------------------------------

                                         IVORY & SIME PLC

                                         By:
                                          --------------------------------------

                                   SCHEDULE 1

    1. The Sub-Adviser is a member of and regulated in the conduct of its investment business by IMRO.

    2. For the purposes of this Agreement and the services provided by the Sub-Adviser hereunder, the Adviser shall be treated as a "non-private customer" as defined by the IMRO rules.

    3. The Adviser does not wish to receive portfolio statements provided for under the IMRO rules.

    4. Termination of this Agreement shall be without prejudice to transactions already initiated, which transactions shall be completed.

    5. Any complaints which the Adviser may have regarding the services provided by the Sub-Adviser will be investigated promptly and thoroughly by a director or other senior employee of the Sub-Adviser who was not involved in the matter complained of. The Adviser will also have the right to complain directly to IMRO. Details of the compensation available should the Sub-Adviser be unable to meet any liabilities to the Adviser are available on request from the Sub-Adviser.

    6. The Sub-Adviser may have arrangements with third parties whereby the third party will provide services such as research, valuations or analysis to the Sub-Adviser, the Sub-Adviser making no direct payment for those services but instead undertaking to place business with or to the order to that third party. The Sub-Adviser may only effect transactions under such arrangements if the transaction achieves "Best Execution", -- i.e. if it is effected on the best terms available on the relevant market at the time for transactions of the same size and nature with a reliable counterparty disregarding any benefits which might enure directly or indirectly to the Adviser or Manager form the services or benefits provided under the arrangement. A copy of the Sub-Adviser's policy statement in relation to soft commission agreements, together with details of all soft commission agreements or arrangements in force as of the date hereof is attached as Schedule II.

    7. Sub-Adviser is not responsible for the appointment of any Custodian. Custodians shall be appointed by and be responsible to Trust for the safekeeping of all documents of title.


    8. All transactions recommended or effected by the Sub-Adviser under this Agreement shall comply with the investment objective, policies and restrictions as set down in the Prospectus of the Trust filed with the Securities and Exchange Commission together with the restrictions contained in sub-paragraphs
(a)-(j) below as such may from time to time be amended and notified in writing to Sub-Adviser which objectives, policies and restrictions form part of this Agreement.


For the avoidance of doubt and to comply with the Rules of IMRO, it is acknowledged that:

        (a) Sub-Adviser may not acquire units in any Collective Investment Scheme (whether regulated or unregulated) as defined in the Financial Services Act 1986).

        (b) Sub-Adviser may not acquire securities of which an issue or offer for sale was underwritten or otherwise arranged by Sub-Adviser or any associated company.

        (c) Sub-Adviser may not without Trust's written consent commit Trust to an obligation to supplement the funds in the Portfolio whether by borrowing on the Portfolios' behalf or otherwise.

        (d) The Sub-Adviser may not commit the Portfolio to any obligations to underwrite securities issued by other persons except to the extent that in connection with the disposition of its Portfolio investments, the Portfolio may be deemed to be an underwriter under U.S. Federal Securities law.

        (e) The Portfolio may invest in futures, options and contracts for differences, but only for the purposes of hedging, i.e. protecting against possible adverse fluctuations in the value of investments or cash in the Portfolios. Deposit or margin will be payable from the Portfolio for the writing (or granting) of options and the purchase or sale of futures contracts or contracts for differences and if the deposit or margin falls below the minimum required by the exchange on which the transaction is effected. No more than 5 per cent of the value of the Portfolio may e committed by way of margin. Such deposit or margin may take the form of cash or other investments in the Portfolios. Sub-Adviser will have discretion as to the circumstances in which Sub-Adviser may, without reference to the Adviser make contractual or other arrangements to settle or close out outstanding obligations. The markets in futures, options, and contracts for differences can be highly volatile and such investments carry a high risk of loss. In the case of futures, contracts for differences and the grant of options a relatively small adverse market movement may result not only in the loss of the original investment, but also in unquantifiable loss exceeding any margin deposited.

        (f) Sub-Adviser may not without the Trust's consent commit Trust to an obligation which might require Trust to supplement the funds in the Portfolio in order to meet any required deposit or margin and may not without Trust's consent effect margined transactions otherwise than under the rules of a recognized or designated investment exchange and in a contract traded thereon.

        (g) Sub-Adviser may match a liability in one currency with an asset in a different currency and may invest in investments denominated in a currency other than U.S. dollar. In such cases, a movement of exchange rates may have a separate effect unfavorable as well as favorable on the gain or loss which might otherwise be experience on the investment.

        (h) Except where otherwise permitted under this Agreement, the Sub-Adviser may not, without prior notice to Manager, effect transactions in which the Sub-Adviser has directly or indirectly a material interest (other than an interest arising solely form the Sub-Adviser's participation in the transaction) or any relationship which may involve a conflict with the Sub-Adviser's duty to Manager and the Portfolios.

        (i) Except to the extent necessary or desirable to effect transactions in futures, options, or contracts for differences, Sub-Adviser may not without Trust's consent (which consent will constitute an amendment tomarginied this Agreement) lend any of the Portfolio's assets to third parties or create a charge over any of the Portfolio's assets.

        (j) The Portfolio may acquire "non-readily realizable investments" as defined in the IMRO rules and it is appreciated that these investments may be difficult to value and dispose of.

    9. The value of cash and securities contained in the Portfolio shall be expressed by the Sub-Adviser in its reports to the Trustees in U.S. Dollars and shall be calculated by reference to the mid-market prices and exchange rates indicated by Extel Financial Services unless these are unavailable, in which case prices and exchange rates published by other reputable sources may be used. Income shall be accounted for when received. The Sub-Adviser acknowledges that the value of cash and securities contained in the Portfolio shall be calculated by the Portfolio according to the procedures specified in the Trust's Registration Statement.

                                    SCHEDULE
                 IVORY & SIME'S POLICY ON BROKERAGE ALLOCATION

    Under the United Kingdom Financial Service Act 1986 those who provide services covered under the Act are required to supply relevant information to clients. Under the development of the disclosure policy, Ivory & Sime is now required to furnish you with details of its operational methods in respect of stock market commissions.

    Ivory & Sime deals both with agency brokers and directly with market makers. Our decisions as to which to use is governed by a number of factors including market information, research and services. We have a number of arrangements to receive disclosable soft commission services from agency brokers. It is our policy to use soft commission arrangements since the services supplied under them assist us in our investment management decision making process. In determining through which broker or market maker a particular transaction is placed, best execution is, at all times, the prime consideration. It must be emphasized that except as noted below all clients are treated equally and no commitment is given by way of a guarantee on the level of business that a broker will receive for such services.

    Where commission is paid the amount and use are strictly monitored. Some commission, not exceeding 20% of our total commission payable per annum is used to pay for services such as Reuters and Datastream which are easily identifiable as being of benefit to all clients. Certain commission is used to buy specific services because they pertain to a particular client or group of clients. These specific services are paid for only by commission generated by those specific clients' accounts.

    As part of the full disclosure you will find attached to this notice a schedule covering our current soft commission arrangements.

                                                                       June 1992

                  IVORY & SIME'S SOFT COMMISSION ARRANGEMENTS
                               AS AT 1 JUNE 1992

 PERSON PROVIDING SERVICE     BROKER PAYING FOR SERVICE         NAME OF SERVICE          DESCRIPTION OF SERVICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
Broadcourt                   Broadcourt                   Broadcourt                   Various services (eg
                                                                                       performance measurement)

First Call                   Warburgs Boston              First Call                   On line UK/US database:
                             Institutional Services                                    broker research

Bloomberg                    Warburgs                     Bloomberg                    On line database:
                                                                                       International Capital
                                                                                       Markets

Lotus Development            Lynch Jones Ryan             One Source/IBES              On line US database:
                                                                                       Corporate information

Washington Service           Brick Securities Associates  Washington Service           Political and Economic
                                                                                       Information

WM & Co                      Smith New Court              Performance Measurement      Performance Measurement

Combined Actuarial           Boston Institutional         CAPS                         Performance Measurement
Performance Service          Services

Cecogest                     Panmure Gordon               Cecogest                     Economic & Political
                                                                                       Analysis

Compustat                    Standard & Poors             Compustat                    On line US database:
                                                                                       Corporate Information

Datastream                   S G Warburg                  Datastream                   On line database:
                                                                                       international economic
                                                                                       information and corporate
                                                                                       statistics

Directus                     S G Warburg                  Directus                     Share Dealings Information

ECRU                         Smith New Court              ECRU                         European Company Research

Reuters                      SG Warburg                   Reuter Screens               Share Price Information
                                                                                       Service

IBES                         SG Warburg                   Performance Measurement      Performance Measurement

Frank Russell                James Capel                  Frank Russell Performance    Performance Measurement
                             Ord Minnett                  Measurement
                             Thamesway

 PERSON PROVIDING SERVICE     BROKER PAYING FOR SERVICE         NAME OF SERVICE          DESCRIPTION OF SERVICE
---------------------------  ---------------------------  ---------------------------  ---------------------------
Topic                        Smith New Court              Topic                        Topic Screens

Quick                        SG Warburg                   Quick Terminal               On line Japanese database:
                                                                                       Corporate information

SEI                          James Capel                  SEI Performance Measurement  Performance Measurement
                             SG Warburg

    Denotes client specific performance measurement services which are paid for exclusively by the client who receives the particular measurement service.

    Commission from a client's Portfolios may only be used to pay for soft commission services which can reasonably be expected to assist Ivory & Sime's provision of investment Services to that particular Portfolio.

                                        US Gov't Money Market Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IB.  To approve a new advisory agreement
     between the Manager and Sterling Capital   | |        | |        | |
     Management Company.

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                                        Municipal Bond Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IC.  To approve a new advisory agreement
     between the Manager and OpCap Advisors.    | |        | |        | |

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                              Investment Qual. Bond Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

ID.  To approve a new advisory agreement
     between the Manager and Fox Asset          | |        | |        | |
     Management Company, Inc.

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                          Large Cap. Value Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IE.  To approve a new advisory agreement
     between the Manager and OpCap Advisors.    | |        | |        | |

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                           Large Cap. Growth Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IF.  To approve a new advisory agreement
     between the Manager and Harris Bretall     | |        | |        | |
     Sullivan & Smith, Inc.

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                                 Small Capitalization Portfolio



                          THE SARATOGA ADVANTAGE TRUST
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IG.  To approve a new advisory agreement
     between the Manager and Thorsell, Parker   | |        | |        | |
     Partners, Inc.

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|

                                                 International Equity Portfolio



                          THE SARATOGA ADVANTAGE TRUST

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


     The undersigned shareholder of the Saratoga Advantage Trust (the "Trust"), does hereby appoint BRUCE E. VENTIMIGLIA and SCOTT C. KANE, and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on April 10, 1997, at Two World Financial Center, New York, New York 10080 at 10:00 a.m., and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting, for the Proposals specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES, BY MAJORITY, RECOMMENDS A VOTE FOR THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE, OR FOR IF NO CHOICE IS INDICATED.

     TO VOTE BY TELEPHONE PLEASE CALL TOLL FREE 1-800-758-5378 BETWEEN 9:00 A.M. AND 9:00 P.M. (EST).

     TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

     HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?

     -------------------------             -------------------------
     -------------------------             -------------------------
     -------------------------             -------------------------

              Please read both sides of this ballot.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

To vote by telephone please call toll free 1-800-758-5378 between 9:00 a.m. and 9:00 p.m. (EST). To vote by mail, please date and sign below and return promptly in the enclosed envelope.

The Proposals:
IA.  To approve a new management agreement      FOR      AGAINST    ABSTAIN
     between the Trust, on behalf of the        | |        | |        | |
     Portfolio and Saratoga Capital
     Management (the "Manager").

IH.  To approve a new advisory agreement
     between the Manager and Ivory & Sime       | |        | |        | |
     International, Inc. and a related
     investment sub-advisory agreement
     between Ivory & Sime International,
     Inc. and Ivory & Sime plc.

II.  To elect four Trustees of the Trust:       FOR      WITHHOLD   FOR ALL
                                                ALL      FROM ALL    EXCEPT
             Udo W. Koopmann                    | |        | |        | |
          Patrick H. McCollough
              Floyd E. Seal
          Bruce E. Ventimiglia

     If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s). Your shares will be voted for the remaining nominee(s).

III. To ratify the selection of KPMG Peat       FOR      AGAINST    ABSTAIN
     Marwick LLP as independent accountants     | |        | |        | |
     for the Trust for the fiscal year ending
     August 31, 1997.

IV. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Mark box at right if an address change or comment has been
     noted on the reverse side of this card.                           | |

                                             __________________________
Please be sure to sign and date this Proxy.  | Date                   |
_______________________________________________________________________
                                                                      |
____Shareholder sign here_______      ______Co-owner sign here________|